May 1, 1995


Dear Fellow Shareholder:

      Attached are a Notice of Meeting and Joint Proxy Statement for the 1995 Annual Meeting of Shareholders of Lindner Dividend Fund, Inc., and a Special Meeting of Shareholders of the Lindner Fund, Inc., to be held jointly on June 22, 1995. At this meeting, we are asking shareholders of each Fund to approve a tax-free reorganization for each Fund, which would allow each Fund to reduce operating expenses and thereby enhance overall yield to our shareholders.

      Most publicly-traded corporations are not incorporated in the state in which their headquarters are located, but rather have their official corporate status in a state that is conducive to their legal needs. Mutual funds are no different. In recent years, many mutual funds have reorganized as Trusts, usually as Massachusetts Business Trusts, to reduce operating expenses and to have operational flexibility that is favorable to mutual funds. Lindner Dividend Fund and Lindner Fund would like to do the same, and each Fund is seeking your vote for approval of a new organizational structure as a series of Lindner Investments, a Massachusetts Business Trust which currently has four series. As explained in the accompanying Joint Proxy Statement, Lindner Dividend Fund and Lindner Fund would each reorganize to become the Lindner Dividend Fund and the Lindner Growth Fund series, respectively, of Lindner Investments.

      If the reorganizations of Lindner Dividend Fund and Lindner Fund are approved, various important points would not change:

      ** The investment policies of each Fund would remain exactly the same, and the value of your investment would be the same (and would fluctuate the same) as under each Fund's current corporate structure;

      ** Each Fund would still be based in St. Louis (Clayton), Missouri, and its address and telephone number would remain the same, allowing you to speak to us whenever you desire;

      ** Certain expenses are expected to go down in some years (although this cannot be guaranteed), which will help to improve earnings for each Fund;

      ** Each Fund would continue to provide its shareholders with the same reports and updates as it does currently.

      While the reorganization would eliminate the need for routine annual meetings and save significant legal, printing, tabulation and related expenses, shareholders would still have the right to vote on non-routine matters such as investment policy changes, fees and other important matters.

      EACH REORGANIZATION REQUIRES APPROVAL BY HOLDERS OF 2/3 OF ALL OUTSTANDING SHARES OF EACH FUND. Consequently, your vote is VERY IMPORTANT. The Board of Directors of each Fund is asking shareholders to read the enclosed materials and vote FOR the reorganization of their Fund. If you have any questions, feel free to call us at (800) 995-7777.

                                  Sincerely,



                           Eric E. Ryback, President

                              LINDNER FUND, INC.
                          LINDNER DIVIDEND FUND, INC.
                                P.O. Box 11208
                                7711 Carondelet
                           St. Louis, Missouri 63105

                    NOTICE OF JOINT MEETING OF SHAREHOLDERS
                          To Be Held on June 22, 1995


To the Shareholders:

      A Joint Meeting of Shareholders of Lindner Dividend Fund, Inc., a Missouri corporation (the "Dividend Fund"), and Lindner Fund, Inc., a Missouri corporation (the "Lindner Fund") (each referred to as a "Fund" and collectively as the "Funds") will be held at the Holiday Inn-Clayton Plaza, 7730 Bonhomme, St. Louis (Clayton), Missouri, on Thursday, June 22, 1995, at 8:00 o'clock p.m., C.D.T., for the following purposes:

Proposal                                                    Applicable Fund

1.    To elect a board of eight directors.                  Dividend Fund

2.    To ratify the selection of Deloitte & Touche          Dividend Fund
LLP, certified public accountants, as auditors of the Dividend Fund for the fiscal year ending
February 28, 1996.

3.    To approve a reorganization of each of the            Dividend Fund and
Dividend Fund and the Lindner Fund to a separate            Lindner Fund
series (the "Lindner Dividend Series" and the
"Lindner Growth Series") of Lindner Investments, a Massachusetts business trust (the "Trust"), which series will have the same investment objective and investment policies as the predecessor Dividend
Fund and Lindner Fund.

4. To authorize the Dividend Fund and Lindner              Dividend Fund and
Fund to approve Advisory and Service Contracts             Lindner Fund
and Agency Agreements between the Lindner Dividend
Series and the Lindner Growth Series and Ryback
Management Corporation.

5. To transact such other business as may properly         Dividend Fund and
come before the meeting.                                   Lindner Fund

      Shareholders of record of each Fund at the close of business on April 30, 1995, will be entitled to notice of, and to vote at, the Meeting for that Fund, or at any adjournment thereof. An alphabetical list of shareholders of each Fund entitled to vote at the Meeting for that Fund will be available for inspection by that Fund's shareholders and their agents at the Meeting and any adjournment thereof and will also be available for such inspection at that Fund's office during normal business hours during the ten days preceding the Meeting.

      Whether or not you expect to attend the Meeting in person, please complete, date, sign and mail the enclosed Proxy promptly in the enclosed postage-prepaid envelope. If you attend the Meeting, you may revoke your Proxy and vote your shares in person if you desire to do so. Please indicate on the enclosed Proxy whether you intend to attend the Meeting in person.

                             By Order of each of the Board of Directors,


                                   Brian L. Blomquist
May 1, 1995                        Secretary



PROPOSAL 3 DESCRIBED HEREIN INVOLVES A REORGANIZATION OF THE FUNDS AND REQUIRES APPROVAL BY TWO-THIRDS OF ALL SHARES OF EACH FUND. YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY AS SOON AS PRACTICABLE TO REDUCE THE FUND'S EXPENSES OF A SECOND REQUEST.





                           PLEASE VOTE YOUR PROXY!!

                              LINDNER FUND, INC.
                          LINDNER DIVIDEND FUND, INC.
                                P.O. Box 11208
                                7711 Carondelet
                           St. Louis, Missouri 63105
                                (314) 727-5305

                                PROXY STATEMENT
                         Joint Meeting of Shareholders
                          To be Held on June 22, 1995

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lindner Dividend Fund, Inc., a Missouri corporation (the "Dividend Fund") for use at the 1995 Annual Meeting of Shareholders of the Dividend Fund, and the solicitation of proxies by the Board of Directors of Lindner Fund, Inc., a Missouri corporation (the "Lindner Fund")(each referred to as a "Fund" and collectively as the "Funds") for use at a Special Meeting of Shareholders of the Lindner Fund, which meetings will be held as a Joint Meeting (the "Meeting") of Shareholders on Thursday, June 22, 1995, and any or all adjournments thereof. The Meeting will be held at 8:00 o'clock p.m. at the Holiday Inn-Clayton Plaza, 7730 Bonhomme, St. Louis (Clayton), Missouri 63105. The Board of Directors of each Fund will solicit proxies by mail and, if necessary to achieve a quorum, by telephone, and each Fund will pay its pro rata portion of the costs of solicitation. This Proxy Statement will be mailed to shareholders beginning on or about May 1, 1995.

      If the enclosed Proxy is properly executed, dated, and returned on or before the time set for the Meeting, it will be voted in accordance with the instructions contained thereon. Proxies returned unmarked but properly executed and dated will be voted for the nominees of the Board of Directors in the election of directors, with respect to the Dividend Fund, and for the proposals enumerated in the Notice of Meeting and the Proxy for each Fund. Shareholders may revoke their proxies at any time before they are voted by written notice, execution of a subsequent Proxy, or attendance at the Meeting or any adjournment(s) thereof.

      Copies of the Dividend Fund's financial statements for the fiscal year ended February 28, 1995, and the Lindner Fund's financial statements for the fiscal year ended June 30, 1994, are included in each Fund's Annual Report to Shareholders. Shareholders may obtain copies of such Annual Reports as well as the most recent semi-annual report for the Lindner Fund by contacting the Secretary of the Funds at P.O. Box 11208, 7711 Carondelet, St. Louis, Missouri 63105 (telephone 1-800-995-7777).


                     OUTSTANDING SHARES AND VOTING RIGHTS

      There were outstanding and entitled to vote 71,034,654.382 shares of the Dividend Fund's common stock, par value $1.00 per share, and 64,092,025.820 shares of the Lindner Fund's common stock par value $1.00 per share, as of the close of business on April 21, 1995. Only shareholders of record at the close of business on April 21, 1995, will be entitled to vote at the Meeting and any adjournment thereof. Neither Fund has any other class of securities issued or outstanding. As of April 21, 1995, no persons were known by the Board of Directors of either Fund to own beneficially more than 5% of the outstanding shares of either Fund. On that date, the Dividend Fund's directors and officers as a group beneficially owned 93,849.381 shares, or 0.13% of the issued and outstanding shares of the Dividend Fund and the Lindner Fund's directors and officers as a group beneficially owned 196,818.128 shares, or 0.31% of the issued and outstanding shares of the Lindner Fund.

      The Bylaws of each Fund require that a quorum, consisting of a majority of the issued and outstanding shares participating in person or by Proxy, be present before shareholders may conduct business. Unless a greater vote is required by statute, the vote of a majority of a quorum may decide matters brought before the shareholders of each Fund. Under Missouri law, on each proposal to be presented to the Meeting, abstentions are treated as present and entitled to vote and thus have the effect of a negative vote. A broker non-vote (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) on a proposal is considered not entitled to vote on that proposal and thus is not counted in determining whether an action requiring approval of a certain majority of the shares present and entitled to vote has been approved. If a quorum is not present, a majority of the shares represented in person or by Proxy may adjourn the meeting, from time to time, without further notice to a date not later than 90 days after the date originally set for the Meeting.

      Shareholders of each Fund are entitled to one vote per share on each matter submitted to a vote at the meeting.

                 (FOR SHAREHOLDERS OF THE DIVIDEND FUND ONLY)

                      PROPOSAL 1 - ELECTION OF DIRECTORS

      Unless authority to vote is withheld, the person named in the Proxy will vote the shares represented by a Proxy for the election of each of the persons listed below as directors. Each person elected will serve as a director of the Dividend Fund until the liquidation and termination of the Dividend Fund subsequent to the Conversion, as defined below, if Proposal 3 is approved, or until his or her successor has been duly elected and qualified. Each person named below has agreed to serve as a director if elected. In the unanticipated event that any person named below is unable to serve, shares represented by a proxy may, in the discretion of the proxies named therein, be voted for another person. A nominee whose name is preceded by an asterisk (*) is an "interested person" of the Dividend Fund, as defined by the Investment Company Act of 1940 (the "1940 Act"), by virtue of his stock ownership in the Adviser. If shareholders of the Dividend Fund approve Proposal 3, discussed below, at the Meeting, the Dividend Fund will be converted to a series of the Trust. Of the nominees listed below, Messrs. Ryback, Valassis, Murphy, Hartstein and Fitzgerald are currently trustees of the Trust. See "Certain Comparative Information About each Fund and the Trust - Trustees of the Trust" for a further description of the trustees of the Trust.

      The Nominees and their ages and occupations are:

Terence P. Fitzgerald (39)         Director since January 1993

      Senior Counsel, The May Department Stores Company since April 1993. Prior thereto, Mr. Fitzgerald was Senior Vice President of May Realty, Inc., the real estate division of The May Department Stores Company, from April 1990 to April 1993. From 1983 until April 1990, Mr. Fitzgerald was a partner (from January 1988) and associate attorney with the law firm of Thompson & Mitchell, St. Louis, Missouri. Mr. Fitzgerald is also a director of the Lindner Fund and a Trustee of the Trust.

Marc P. Hartstein (41)             Director since January 1993

      For more than the past five years, employed by Anheuser-Busch, Inc., St. Louis, Missouri; currently serving as Assistant to the Vice President, Field Sales; previously served as Manager of Corporate Research Systems Information Planning, Price Operations and Planning, and Analytic Assistant to the Executive Vice President of Marketing. Mr. Hartstein is also the founder of Hart Communications, Inc., a research, strategic planning, and image development firm. Mr. Hartstein is also a director of the Lindner Fund and a Trustee of the Trust.

Rolf Mayer (70)                    Director since 1972

      Retired. Prior to retirement, Mr. Mayer was an Assistant Vice President, Loan Officer, and Representative of Roosevelt Federal Savings and Loan Association (now known as Roosevelt Bank, FSB), St. Louis, Missouri. He is also a director of the Lindner Fund.

Donald J. Murphy (52)              Director since January 1993

      For more than the past five years, President and Chief Executive Officer of Murcom Financial, Ltd., a private investment firm located in Chicago, Illinois, and formed by him in 1980. Mr. Murphy is also a director of the Lindner Fund and a Trustee of the Trust.

*Eric E. Ryback (43)                Director since January 1993

      President and a director of Ryback Management Corporation, the investment advisor to the Dividend Fund, since August 1992; for more than five years prior to January 29, 1993 (the date when Ryback Management Corporation became Adviser to the Funds), Vice-President of Lindner Management Corporation, the Funds' prior adviser, manager and Vice-President of the Dividend Fund, and co-manager and Vice-President of the Lindner Fund. Mr. Ryback has been President and a director of the Lindner Fund since January 29, 1993, and is President and a Trustee of the Trust.

Dorothy M. Stephens (70)           Director since 1986

      Owner of Dorothy M. Stephens Silver Company, a dealer in sterling flatware. She is also a director of the Lindner Fund.

Irvin Weinberg (76)                Director since 1971

      Retired in September 1981 as a consultant to Cherokee Candy & Tobacco Company, St. Louis, Missouri, a distributor of candy, tobacco, and similar products founded by Mr. Weinberg. He is also a director of the Lindner Fund.

*Doug T. Valassis (43)              Director since January 1993

      Chairman of the Board of Directors and Treasurer of Ryback Management Corporation, the investment advisor to the Dividend Fund, since August 1992 and President and Chief Executive Officer of Franklin Enterprises, Inc., a private investment firm, for more than five years. Mr. Valassis is Chairman of the Board of the Dividend Fund and is Chairman of the Board and a director of the Lindner Fund. Mr. Valassis also serves as a director of Warehouse Club, Inc., a wholesaler and retailer of general merchandise and durable products, Acceptance Insurance, Inc., a casualty insurance company, and as Chairman and a Trustee of the Trust.

Share Ownership

      The share ownership (with fractional shares omitted) of each director and of all officers and directors as a group at April 21, 1995, is shown in the following table. All shares are of common stock and are directly owned except where indicated otherwise by a footnote. Amounts shown include shares held as custodian for minor children and shares held in individual retirement accounts having a bank custodian.

                                    Dividend Fund          Lindner Fund
                                     Amount Owned          Amount Owned
                                  Number     Percent    Number     Percent
                                  ------     -------    ------     -------
Terence P. Fitzgerald             1,765        *        2,129        *
Marc P. Hartstein                 1,081(2)     *          870(2)     *
Rolf Mayer                        1,604(1)(2)  *       13,808(1)(2)  *
Donald J. Murphy                    881(2)     *          980(2)     *
*Eric E. Ryback                   9,229        *        9,924        *
Dorothy M. Stephens              10,501(2)     *        9,930(2)     *
*Doug T. Valassis                73,441(1)    0.10%    84,054(1)    0.13%
Irvin Weinberg                    1,122(1)     *       56,655(1)     *
All directors and
   officers as a group           93,849       0.13%   196,818       0.31%

- ------------------------
*  Less than 0.10%
** Messrs. Ryback and Valassis are interested persons of the Fund by virtue of their stock ownership interests in the Adviser.
(1)  Includes shares held in trusts.
(2) Includes shares owned jointly with spouse and/or shares owned directly by spouse or children.

Compensation

      During the most recently completed fiscal year for each of the Funds, Directors of the Dividend Fund received the following compensation:

                                                  Total
                                             Number of
                                Aggregate    Fund Boards        Total
                              Compensation    on which    Compensation from
Name and Position(s)              From        Director   All Funds Managed
with Dividend Fund            Dividend Fund    Serves       by Adviser (1)
- -----------------             -------------  ----------  ------------------
Terrence P. Fitzgerald, Director  $5,000          3         $10,900
Marc P. Hartstein, Director        5,000          3          11,625
Rolf Mayer, Director               5,500          2          11,000
Donald J. Murphy, Director         5,500          3          12,125
Eric E. Ryback,
  Director and President            -0-           3            -0-
Dorothy M. Stephens, Director      5,500          2          11,000
Doug T. Valassis,
  Director and Chairman               -0-           3            -0-
Irvin Weinberg, Director           5,500          2          11,000
- -------------------
(1) The Lindner family of funds is comprised of each of the Funds, the Lindner Utility Fund, the Lindner/Ryback Small-Cap Fund, the Lindner Bulwark Fund and the Lindner International Fund. The most recently completed fiscal year end for the Dividend Fund is February 28, 1995 and the most recently completed fiscal year end for each of the other funds is June 30, 1994.

      No officers of the Dividend Fund or any other funds managed by the Adviser receive any renumeration from the Dividend Fund as officers or employees of the Dividend Fund or of any such other funds.

Supplemental Information

      The Board of Directors has the responsibility for establishing basic policies for the Dividend Fund, but is not involved in day-to-day operations. The Board has an Audit Committee but no other standing committees. During the fiscal year ended February 28, 1995, the Board of Directors of the Dividend Fund met five times and the Audit Committee did not meet. Directors who are not "interested persons" (Mrs. Stephens and Messrs. Murphy, Hartstein, Fitzgerald, Mayer and Weinberg) receive an annual retainer of $3,000, payable quarterly in arrears, and $500 per Board meeting or committee meeting, not held in conjunction with a Board meeting, attended, whether in person or telephonically.

      Beginning in 1985, Mr. Valassis held the position of Executive Vice President of Sevko, Inc. ("Sevko"), of Deerfield, Illinois, a manufacturer of plastic houseware goods and storage items. On July 10, 1990, Sevko filed for protection from its creditors under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division. On September 30, 1991, the Bankruptcy Court entered an order confirming the plan of reorganization proposed by Sevko, as the debtor in possession. After the confirmation of the plan of reorganization, Mr. Valassis, who is a shareholder of Sevko, was elected director, Vice President, and Secretary of Sevko, positions in which he continues to serve.

      Officers of the Funds are appointed by the Board of Directors and serve at the pleasure of the Board. The executive officers of the Funds (other than Mr. Valassis and Mr. Ryback) and their ages are as follows:

      Robert A. Lange (51), Senior Vice President of the Dividend Fund and the Lindner Fund since 1977, Senior Vice President of Ryback Management Corporation since January 1993 and Senior Vice President of the Trust since June 1993.

      Brian L. Blomquist (36), Administrative Vice President and Secretary of the Dividend Fund and the Lindner Fund since 1984, Vice President-Operations, Treasurer and Assistant Secretary of Ryback Management Corporation since January 1993 and Administrative Vice President and Secretary of the Trust since June 1993.

      Lawrence G. Callahan (34), Vice President of the Dividend Fund and the Lindner Fund since December 1992, Vice President of Ryback Management Corporation since January 1993 and Vice President of the Trust since June 1993. For more than five years prior to December 1992, Mr. Callahan was employed as a research assistant to the Dividend Fund and the Lindner Fund.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTORS

                   (FOR SHAREHOLDERS OF DIVIDEND FUND ONLY)

                    PROPOSAL 2 - PROPOSAL FOR RATIFICATION
                           OF SELECTION OF AUDITORS

      The Board of Directors of the Dividend Fund, by a vote of a majority of directors who are not interested persons, have selected Deloitte & Touche LLP, certified public accountants, to audit the books, records, and accounts of the Dividend Fund for the current fiscal year ending on February 28, 1996. Deloitte & Touche LLP has no direct or indirect material financial interest in the Dividend Fund. The Board of Directors recommends that the selection of Deloitte & Touche LLP be ratified. No representative of the auditors is expected to be present at the meeting and available to respond to questions.

      For the fiscal year ended February 28, 1995, Deloitte & Touche LLP rendered only regular audit services to the Dividend Fund. Regular audit services rendered included but were not limited to the examination of the annual financial statements and reports and consultations relating to accounting and financial reporting. If the shareholders of the Dividend Fund approve Proposal 3 below, Deloitte & Touche LLP, the current auditors for each of the other series of the Trust, will audit the books, records and accounts of the Dividend Series.

THE DIRECTORS RECOMMEND THAT THE SELECTION OF DELOITTE & TOUCHE LLP BE
RATIFIED



           PROPOSAL 3 - PROPOSAL TO APPROVE A REORGANIZATION OF EACH
               FUND TO BECOME SEPARATE SERIES OF A MASSACHUSETTS
           BUSINESS TRUST HAVING THE SAME INVESTMENT OBJECTIVES AND
                  INVESTMENT POLICIES AS ITS PREDECESSOR FUND

      On April 6, 1995, the Directors of each Fund and the Trustees of Lindner Investments (the "Trust") unanimously approved a proposal to reorganize the operating structure of each Fund (the "Reorganizations"). In taking this action, the Directors of each Fund and the Trustees of the Trust, including all of the directors of the Funds and the Trustees of the Trust who are not "interested persons" of any of the registered investment companies participating in the Reorganizations, determined that it would be in the best interests of each Fund and its shareholders, and in the best interest of the Trust and its shareholders, to take those actions necessary to authorize the Reorganizations, and that these actions will not result in any dilution to the interests of existing Fund shareholders or any dilution to the interests of any existing shareholders of the Trust. As a part of their evaluation of the Reorganizations, the Directors reviewed the proposed Agreement and Plan of Reorganization for each Fund, the proposed Advisory Agreements to be entered into between the Trust and each Successor Fund and materials prepared by the management of the Funds concerning the potential cost savings to each Fund arising from the Reorganizations, the impact on the Adviser's costs and expenses caused by the Reorganizations and the estimated costs of carrying out the Reorganizations. Messrs. Mayer and Weinberg and Mrs. Stephens, in their capacity as noninterested Directors of the Funds, retained the law firm of Arnold & Porter to advise them in connection with their evaluation of the proposed Reorganizations.

      The purposes of each Reorganization are to enable each Fund to enjoy certain advantages afforded under Massachusetts law, to improve the efficiency of operations of each Fund, and to obtain certain cost savings for each Fund and its shareholders. See "Reasons for the Reorganization," below. Under Proposal 3, if approved by the shareholders of the Dividend Fund pursuant to its Agreement and Plan of Reorganization the Dividend Fund would be reorganized from a Missouri corporation into a separate series of the Trust to be designated as the "Lindner Dividend Fund". Similarly, under Proposal 3, if approved by the shareholders of the Lindner Fund, pursuant to its Agreement and Plan of Reorganization the Lindner Fund would be reorganized from a Missouri corporation into a separate series of the Trust to be designated as the "Lindner Growth Fund" (the Lindner Dividend Fund series and the Lindner Growth Fund series are each referred to hereafter as a "Successor Fund" and collectively as the "Successor Funds"). If the shareholders of each Fund approve Proposal 3, then the Reorganization of each Fund to a Successor Fund pursuant to each of the Reorganization Plans will be implemented by the end of June 1995. If the proposal is not approved by shareholders of one of the Funds, that Fund will continue to operate as a Missouri corporation.

      Each Successor Fund will be a separate series of an open-end management investment company having the same investment objectives and the same investment policies and limitations as those of its predecessor Fund. Subject to shareholder approval of Proposal 4, Ryback Management Corporation (the "Adviser" or "Ryback Management") would provide investment advisory and administrative services to each Successor Fund under an Advisory and Service Contract ("New Advisory Agreement") that is identical in all material respects to the Advisory and Service Contract currently in effect between the Adviser and each Fund ("Current Advisory Agreement").

      A copy of the Reorganization Plan for the Dividend Fund is attached as
Exhibit 1A to this Proxy Statement and a copy of the Reorganization Plan for the Linder Fund is attached as Exhibit 1B to this Proxy Statement. The principal differences between each Fund and the Trust are explained below under "Certain Comparative Information About Each Fund and the Trust." See "Information About the New Advisory Agreements" under Proposal 4 below for a discussion of these new agreements.

Description of the Reorganization

      The following description of the principal terms of each of Reorganization is qualified in its entirety by reference to the Reorganization Plans which are attached as Exhibits 1A and 1B to this Proxy Statement.

      The Trust was formed pursuant to a Declaration of Trust dated July 19, 1993 ("Trust Instrument"). On the effective date of the Reorganization ("Effective Date"), each Fund will transfer all of its assets to the applicable Successor Fund, a series of the Trust, in exchange for the assumption by the applicable Successor Fund of all of that Fund's liabilities and the issuance of that number of shares of the Successor Fund ("Successor Fund Shares") equal to the number of outstanding shares of that Fund on such date. Immediately thereafter, in liquidation of each Fund, each Fund will distribute the applicable Successor Fund Shares to each Fund shareholder on the basis of one Successor Fund Share for one outstanding Fund share ("Fund

Shares"). Following the liquidating distributions, the Funds will be terminated and, as soon as practicable thereafter, will be wound up and dissolved. Upon completion of the Reorganization, each shareholder of each of the Funds will be the owner of full and fractional Successor Fund Shares equal in number and aggregate net asset value to his or her Fund Shares. Of course, the value of a shareholder's investment will fluctuate thereafter, based on the investment performance of each Successor Fund.

      Approval of this Proposal 3 authorizes each Fund, as initial shareholder of each of the respective new series of the Trust, after transfer to it of the applicable Successor Fund Shares but before their distribution to Fund shareholders, to approve the applicable New Advisory Agreement and the current Agency Agreement between the Trust and Ryback Management.

      The business and affairs of the Trust will be managed under the direction of its existing Trustees. The Trustees of the Trust hold office without limit in time except that: (a) any Trustee may resign; (b) any Trustee may be removed with or without cause at any time by written instrument signed by at least a majority of the Trustees; (c) any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Whenever a vacancy shall exist among the Trustees, the remaining Trustees will appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act. Such appointment will be made by written instrument signed by a majority of Trustees. The Trustees may appoint a new Trustee in anticipation of a vacancy expected to occur because of retirement, resignation, or because of an increase in the number of Trustees, provided that such appointment shall become effective only at or after the vacancy occurs.

      If the Reorganization Plans are approved, the Effective Date of each Reorganization is expected to be on or about June 30, 1995, unless the Trustees of the Trust determine that it would not be in the best interests of each Successor Fund and its shareholders to do so at that time or at all. The obligations of each Fund and the Trust under their respective Reorganization Plans are subject to various conditions as stated therein. Each Reorganization Plan may be terminated or amended at any time prior to the Reorganization by mutual agreement of the parties, notwithstanding the approval of such Reorganization Plan by shareholders of the applicable Fund, but no such amendment may have a material adverse effect on the interests of the applicable Fund shareholders.

Continuation of Fund Shareholder Accounts

      The transfer agent of each Successor Fund will establish an account for each of that Successor Fund's shareholders containing the appropriate number of Successor Fund Shares to be received by that shareholder pursuant to the applicable Reorganization Plan. Such accounts will be identical in all material respects to the accounts currently maintained by that Fund's transfer agent for each of that Fund's Shareholders. Fund shareholders who participate in the Dividend Reinvestment Plan of a Fund will automatically continue to participate in the Dividend Reinvestment Plan of the Successor

Fund. Fund shareholders who are receiving payment under a Systematic Withdrawal Plan as to Fund Shares will retain the same rights and privileges as to Successor Fund Shares. Similarly, any retirement plan currently maintained by Fund shareholders will automatically continue as to Successor Fund Shares.

Reasons for the Reorganization

      After considering the matters in Proposal 3 at a meeting on April 6, 1995, the Directors of each Fund determined to seek shareholder authorization for the actions necessary for the Reorganization. The Directors reviewed the potential benefits associated with the proposed changes in each Fund's operating structure. In this regard, the Directors determined that reorganizing each Fund into a Successor Fund as a series of the Trust would afford to each Successor Fund and its shareholders certain advantages of Massachusetts law not available under Missouri law, and that substantial cost savings to each Successor Fund and its shareholders can be realized if each Fund becomes a series of another mutual fund for which the Adviser provides advisory services.

Expense Savings. Under Missouri law, each Fund is required to hold shareholders meetings on an annual basis. Massachusetts business trusts, on the other hand, are not required to hold annual meetings, which could save each Fund approximately $100,000 in expenses annually. However, meetings of shareholders would be required in certain circumstances, such as to change fundamental policies of a Successor Fund, to approve amended or new investment advisory contracts and in other cases required by the 1940 Act.

      As a series of the same Trust which has four other series of mutual funds advised by the Adviser, each Successor Fund is expected to enjoy certain savings in expenses. Each series of the Trust will be governed by the same Trust Instrument and Bylaws, increasing the efficiency of legal and administrative monitoring of each Successor Fund and reducing related expenses, which may be higher when each fund has different governing documents. In addition, certain fees relating to the registration of each Successor Fund under the Securities Act of 1933, as amended, as well as those fees required to increase each of the Funds authorized shares, both in terms of fees paid to the State of Missouri as well as costs incurred to schedule shareholder meetings to amend that Fund's Articles, will be lower if the Funds are each a series of the Trust.

Other Benefits. The Directors also considered information concerning redemptions in the mutual fund industry and the steps that other mutual fund complexes have taken and are taking to develop competitive advantages in the industry. The Directors considered that unless the Funds can attract different classes of investors that want different services, the Funds may suffer net redemptions and their expenses may increase, to the disadvantage of their remaining shareholders. The Directors believe that a successful share distribution system, capable of reaching investors, with a variety of different investment objectives, and providing an opportunity to switch between funds that are part of the same fund group, is important to attract new investors. In addition, the Adviser believes that this structure, which entails the potential for growth of assets under management by the Adviser, may assist the Adviser in attracting and retaining talented personnel, to the benefit of each Successor Fund.

Tax Consequences of the Reorganization

      Each Fund and the Trust has received an opinion from their counsel, Dykema Gossett PLLC, that no gain or loss will be recognized for federal income tax purposes to either Fund, the Trust, or any Fund shareholders pursuant to sections 361, 1032(a) and 354(a)(1), respectively, of the Internal Revenue Code of 1986 ("Code") upon: (i) the transfer of each Fund's assets in exchange solely for the applicable Successor Fund Shares and the assumption by the Successor Fund of the Fund's liabilities; or (ii) the distribution of Successor Fund Shares to Fund shareholders in liquidation of the Fund. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Successor Fund Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares (Code Section 358(a)(1)); and (b) each Fund shareholder's holding period for his or her Successor Fund Shares will include that shareholder's holding period for the Fund Shares, so long as those Fund Shares were held as capital assets on the date of the exchange (Code Section 1223(1)). No ruling has been requested from the Internal Revenue Service ("IRS") concerning the foregoing, and the IRS is not bound by the opinion of counsel.

Appraisal Rights

      Appraisal rights are not available to either of the Funds' shareholders. However, shareholders retain the right to redeem their shares at net asset value at any time.

Certain Comparative Information About Each Fund and the Trust

      The following is a summary of the principal differences between each Fund, each of which is a Missouri corporation, and the Trust.

The Trust and each Successor Fund. The Trust was established pursuant to the Trust Instrument under the laws of the Commonwealth of Massachusetts. The investment objectives, policies, and limitations of each Successor Fund will be the same as those of the applicable predecessor Fund. The fiscal year for the Trust and for each of its series will be set by its Trustees and may be changed in their sole discretion. Prior to the Reorganization, each Successor Fund will have no assets or liabilities. If each Reorganization Plan is approved, each Fund will be the sole shareholder of its Successor Fund immediately prior to the distribution of Successor Fund Shares to Fund shareholders, pursuant to each Reorganization Plan.

      As series of a Massachusetts business trust, the Successor Funds' operations are governed by the Trust Instrument, Bylaws, and applicable Massachusetts law rather than by either of the Fund's Restated Articles of Incorporation ("Articles"), Bylaws, and Missouri law. The operations of the Trust currently are and will continue to be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder and applicable state securities law.

Trustees of the Trust. The business and affairs of the Trust are managed by or under the direction of its Trustees, who serve indefinite terms and who have all powers necessary to carry out that responsibility. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust. The responsibilities, powers, and fiduciary duties of the Trustees of the Trust are substantially the same as those of the Directors of each of the Funds. The Trustees of the Trust are:
Eric E. Ryback, Doug T. Valassis, Donald J. Murphy, Marc P. Hartstein, Terence
P. Fitzgerald, Robert L. Byman, Peter S. Horos and Dennis P. Nash. Messrs. Ryback, Valassis, Murphy, Hartstein and Fitzgerald are Directors of each of the Funds, along with Rolf Mayer, Dorothy M. Stephens and Irvin Weinberg. The Trustees of the Trust elect the officers of the Trust, all of whom are currently officers of each of the Funds, holding the same offices with the Trust and each of the Funds. As a result of the Reorganization Messrs. Byman, Horos and Nash will become Trustees for each new series of the Trust and Messrs. Mayer and Weinberg and Mrs. Stephens will cease to serve as directors of the Funds upon their liquidation and dissolution following the Reorganization. Information about Messrs. Byman, Horos and Nash is as follows:

                          Principal Occupation                 Has Served As
Name and Age              (Past 5 Years)                     Trustee Since

Robert L. Byman, 50    Partner in the law firm of Jenner &         1993
                       Block, Chicago, Illinois for more than
                       the past five years.

Peter S. Horos, 45     Investment Manager, All State Life          1993
                       Insurance Company, Northbrook, Illinois
                       for more than past five years.

Dennis P. Nash, 43     Vice President, Nellis Feed Company,        1993
                       Northbrook, Illinois (feed ingredient
                       broker) for more than past five years.

Shares of the Trust and the Funds. The Trust is currently comprised of four separate series: Lindner Utility Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund. The Trust Instrument allows for additional series, including each of the Successor Funds that will be established prior to the Reorganization. The Trustees may designate the relative rights and preferences of each series, and may divide the shares of any series into classes. Shares of each series shall represent equal proportionate interests in the assets of that series only and have identical voting, dividend, liquidation, and other rights. The liabilities of each series shall be borne solely by that series, and no series will be responsible for the liabilities of another series. Each series may issue an unlimited number of shares. All shares issued are fully paid and non-assessable, and shareholders shall have no preemptive or other right to subscribe to any additional shares. Upon redemption of shares of any series, a shareholder will be paid solely out of the monies and property of that series.

      Each Fund has only one class of stock, and the Restated Articles of Incorporation for each Fund provide that all shares issued shall be fully paid and non-assessable and that shareholders shall have no preemptive or other right to subscribe to any additional shares. The Dividend Fund is authorized to issue 75,000,000 shares and the Lindner Fund is authorized to issue 95,000,000 shares.

Liability of Trust Shareholders and of the Funds' Shareholders. Shareholders may, under limited circumstances, be held personally liable for the obligations of the Trust. However, the Trust Instrument: (i) requires that every written obligation of the trust contain a statement that such obligation may only be enforced against the assets of the trust (the omission of such a disclaimer will not operate to create personal liability for any shareholder) and (ii) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) no contractual limitation of liability was in effect; and (ii) the Trust itself would be unable to meet its obligations. In light of the nature of the Trust's business, and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote. Shareholders of the Funds may not incur liability with respect to the Funds in excess of the amount of their investment.

Voting Rights of Trust Shareholders and of the Funds' Shareholders. The Trust does not regularly hold annual shareholder meetings. The Trust Instrument provides that a special meeting of shareholders of any series or class shall be called by the Trustees upon written request of shareholders owning at least 10% of the outstanding shares of that series entitled to vote. The Bylaws of each Fund provide that a special meeting of shareholders may be called by the holders of not less than 20% of the outstanding shares of that Fund.

      The Trust, like each Fund, is an open-end management investment company registered with the SEC and governed by the 1940 Act. Shareholders of each Successor Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies of that Successor Fund. In addition, if at any time less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Trust for the purpose of electing Trustees.

      The Trust Instrument provides that shareholders shall have the power to vote only with respect to the election of Trustees, the removal of Trustees, the approval of any investment advisory or management contract, any termination of the Trust, any amendment of the Trust Instrument itself and on such additional matters relating to the Trust as may be required or authorized by law, the Trust Instrument, or the By-laws, or any registration with the SEC or any state, or as the Trustees may consider desirable. The shareholders of each Fund have the power to vote with respect to the election of directors, the removal of directors, the approval of termination of any investment advisory or management agreement, any amendment to the Articles, and with respect to any merger, consolidation, share exchange, transfer of assets, or dissolution of the Fund.

      Under the Trust Instrument, a Trustee may be removed with or without cause by written instrument signed by a majority of the Trustees, or at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust. Each of the Fund's Bylaws permit removal of a director by the affirmative vote of a majority of shareholders entitled to vote on the matter. The Trust Instrument provides that a majority of the shares shall constitute a quorum and the Bylaws for each Fund require a majority of shares to establish a quorum for a meeting.

Liability of Trustees. The Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, so long as they have acted under the belief that their actions are in the best interest of the Trust, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a

Trustee is entitled to indemnification against any foregoing liability and for all reasonable expenses, under certain conditions, to be paid from the assets of the Trust. The Trust Instrument also provides that the Trust may purchase and maintain Trustees' and officers' liability insurance. Additionally, the Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and provided that there is not a determination by a majority of the Trust's independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will not be entitled to indemnification. Finally, the Trust Instrument does not permit an amendment which would have the effect of reducing the indemnification protection for Trustees or shareholders.

      The By-laws of each Fund provide that Directors are entitled to indemnification out of Fund assets, subject to certain requirements, but may not be protected against liability by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties. Each Fund may advance expenses to Directors under terms similar to those in the Trust Instrument.

Investment Policies

      Each Successor Fund will have the same investment objective and the same investment policies and limitations as those of the applicable predecessor Fund.

Expenses

      Each Fund and its Successor Fund shall be responsible for all of their respective expenses of its Reorganization, estimated at $125,000 in the aggregate. It is not expected that the shareholders of either Fund will incur any direct expenses in connection with the reorganization.

Required Vote

      Adoption of Proposal 3 for each Fund requires the vote of two-thirds or more of the outstanding shares of that Fund.

THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 3


            PROPOSAL 4 - APPROVAL OF ADVISORY AND AGENCY AGREEMENTS

      If Proposal 3 is approved by shareholders of the Dividend Fund or the Lindner Fund, that Fund (or each Fund if shareholders of both approve the Reorganization), as the sole shareholder of its respective Successor Fund will be authorized to approve the New Advisory Agreement between the Advisor and the Trust, on behalf of the applicable Successor Fund, in accordance with the votes cast by the shareholders of such Fund under this Proposal 4. If the shareholders of the Funds approve Proposal 3, the Adviser, which serves as investment adviser to each Fund under the Current Advisory Agreements, will serve as the investment adviser and manager of each Successor Fund pursuant to New Advisory Agreements. The Directors believe that this will provide continuity for each Fund and its shareholders and is in their best interests. As discussed below, the Current Advisory Agreements and the New Advisory Agreements are identical in all material respects. A copy of the New Advisory Agreement for the Lindner Dividend Fund is attached as Exhibit 2A to this Proxy Statement and a copy of the New Advisory Agreement for the Lindner Growth Fund is attached as Exhibit 2B to this Proxy Statement. Each of Exhibits 2A and 2B is marked to show the changes from the applicable Current Advisory Agreement.

Information About Current Advisory Agreements

      Each Fund's investment portfolio is managed by Ryback Management Corporation ("Ryback Management" or the "Adviser"), 7711 Carondelet, Suite 700, St. Louis, Missouri 63105. See "Additional Information About the Fund's Investment Adviser" below for additional information about the Adviser. Each Fund's relationship with the Adviser is governed by a Current Advisory Agreement, dated January 29, 1993, that was initially approved by the Board of Directors of each Fund, including all of the non-interested directors, on December 1, 1992. Shareholders of each Fund initially approved their respective Current Advisory Agreement at a Special Meeting of Shareholders held on January 26, 1993. After its initial term of two years, and as required by the 1940 Act continuation of each Current Advisory Agreement from year to year must be approved by a vote of that Fund's Board of Directors or by a vote of holders of a majority of the outstanding shares of that Fund, and, in either case, by a majority of that Fund's directors who are not parties to the Current Advisory Agreement and who are not interested persons of any party to the Current Advisory Agreement, which vote must be cast in person at a meeting called for the purpose of voting on such matter.

Continuation and Modification. As noted above, each Current Advisory Agreement must be continued from year to year by vote of that Fund's Board of Directors or by vote of holders of a majority of that Fund's outstanding shares. Each Current Advisory Agreement may be modified by the mutual consent of the Adviser and the applicable Fund, but the Fund's consent must be authorized by vote of holders of a majority of that Fund's outstanding shares. Additionally, the 1940 Act requires that the terms of any continuation or modification of each Current Advisory Agreement must be approved by the vote of a majority of the applicable Fund's Directors who are not parties to the Current Advisory Agreement and who are not interested persons of any party to the Current Advisory Agreement. The vote of these Directors must be cast in person at a meeting called for the purpose of voting on the modification or continuation. On December 29, 1994, the respective Boards of each Fund, including a majority of the non-interested directors, voted to continue each of the Current Advisory Contracts. Each Current Advisory Agreement is terminable by the applicable Fund or the Adviser at any time, without penalty, upon 60 days' written notice, and each automatically terminates if it is assigned.

Adviser's Services. Each Current Advisory Agreement requires the Adviser to provide the applicable Fund with investment advisory services, office space, and personnel. Under each Current Advisory Agreement, the Adviser must pay the salaries and fees of the applicable Fund's officers and directors who are interested persons of that Fund and the charges for all clerical services relating to that Fund's investments. The Adviser must also pay all promotional expenses of the applicable Fund. Each Fund pays all other costs and expenses including interest, taxes, fees of directors who are not interested persons of that Fund, other fees and commissions of every kind, administrative expenses directly related to the issuance and redemption of Shares including expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars, costs of printing and mailing reports and notices to shareholders, auditing services and legal services, and other expenses not expressly assumed by the Adviser.

Adviser's Fees. The Dividend Fund pays the Adviser a fee quarterly at the annualized rate of 7/10 of 1% of the average net assets of the Dividend Fund not in excess of $50 million, 6/10 of 1% of the Dividend Fund's average net assets in excess of $50 million and up to $200 million and 5/10 of 1% of the Dividend Fund's average net assets in excess of $200 million. For purposes of computing the quarterly fee, the Dividend Fund's average net assets are calculated by dividing the sum of the Dividend Fund's net assets at the beginning and end of each month in the fiscal quarter by six. In addition, the Adviser must reimburse the Dividend Fund for any excess of annual operating and management expenses (exclusive of taxes and interest but including the Adviser's compensation) in excess of the sum of 1.5% of the first $30 million of the Dividend Fund's average net assets plus 1% of average net assets in excess of $30 million in any fiscal year. For the fiscal year ended February 28, 1995, the Adviser received total fees of $8,309,088 from the Dividend Fund and there was no expense reimbursement.

      The Lindner Fund pays the Adviser a basic fee at the annualized rate of 7/10 of 1% of the average net assets of the Lindner Fund not in excess of $50 million, 6/10 of 1% of the Lindner Fund's average net assets in excess of $50 million and up to $400 million and 5/10 of 1% of the Lindner Fund's average net assets in excess of $400 million, subject to increase or decrease up to 2/10 of 1% per annum of such average net assets (the "performance bonus" or "performance penalty") depending on the Lindner Fund's investment performance compared with the investment record of the Standard & Poor's 500 Stock Composite Index (the "Index"). Investment performance of the Lindner Fund means the sum of (i) the change in its net asset value per Share during the fiscal year and (ii) the value of distributions per share accumulated to the end of the fiscal year, expressed as a percentage of the net asset value per Share at the beginning of the fiscal year. The investment record of the Index means the sum of (i) the change in the level of the Index during the fiscal year plus (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the fiscal year (and treated as reinvested in the Index at the end of the calendar quarter following payment of the dividend), expressed as a percentage of the Index level at the beginning of the fiscal year.

      Thus, the total fee paid by the Lindner Fund to the Adviser may vary as follows:

If the Lindner Fund's
performance exceeds            The fee as a percentage
the Index by:                  of average net assets is:


More than 12%           0.9% on the first $50 million of average net assets,
                        0.8% of average net assets in excess of $50 million up to $400 million and 0.7% of average net assets in excess of $400 million.

6% to 12%               0.8% of the first $50 million of average net assets,
                        0.7% of average net assets in excess of $50 million up to $400 million, and 0.6% of average net assets in excess of $400 million.

If the Lindner Fund's
performance falls below       The fee as a percentage
the Index by:                 of average net assets is:

6% to 12%               0.6% of the first $50 million of average net assets,
                        0.5% of average net assets in excess of $50 million up to $400 million, and 0.4% of average net assets in excess of $400 million.

More than 12%           0.5% of the first $50 million of average net assets,
                        0.4% of average net assets in excess of $50 million up to $400 million, and 0.3% of average net assets in excess of $400 million.

If the Lindner Fund's performance exceeds the Index by less than 6% or falls below the Index by less than 6%, the Adviser receives the basic fee of 0.7% of the first $50 million of average net assets, 0.6% of average net assets in excess of $50 million up to $400 million, and 0.5% of average net assets in excess of $400 million. In addition, the Adviser must reimburse the Lindner Fund for any excess of annual operating and management expenses (exclusive of taxes and interest but including the Adviser's compensation) in excess of the sum of 1.5% of the first $30 million of the Lindner Fund's average net assets plus 1% of average net assets in excess of $30 million in any fiscal year.
For the fiscal year ended June 30, 1994, the Adviser received a fee of $7,778,757 from the Lindner Fund and there was no performance bonus or penalty nor any expense reimbursement required.

Information About the New Advisory Agreements

      The terms of each of the New Advisory Agreements are identical in all material respects to those of the Current Advisory Agreements for the applicable Fund, including the compensation payable to the Adviser under each of the New Advisory Agreements and the provisions for expense reimbursement by the Adviser.

Additional Information About the Investment Adviser

      Each Fund's investment portfolio is managed by the Adviser. The Adviser's employees include all the former employees of Lindner Management Corporation, including the portfolio managers responsible for each Fund's portfolio. The Adviser's exclusive business is managing mutual funds and individual and institutional investment portfolios and acting as a transfer agent to mutual funds. Since January 29, 1993, the Adviser has acted as sole investment adviser of each of the Funds.

      Eric E. Ryback, 7711 Carondelet, Suite 700, St. Louis, Missouri 63105, is the principal executive officer and a director of the Adviser, which is his principal occupation. Mr. Ryback owns 10% and three Valassis Irrevocable Trusts (the "Trusts") each currently own 30% of the outstanding voting stock of the Adviser. Mr. Ryback may acquire up to an additional 25% of the issued and outstanding voting stock of the Adviser if the Adviser meets certain performance criteria. The Trusts are investment entities formed for the benefit of members of the Valassis family. Doug T. Valassis, a director and Chairman of the Board of the Fund and the Adviser, is a Co-Trustee of each of the Trusts. The other co-Trustees of the Trusts are D. Craig Valassis and Edward W. Elliott, Jr. The address of each Trust is c/o Franklin Enterprises, Inc., 520 Lake Cook Road, Suite 380, Deerfield, Illinois, 60015, and the addresses of the Co-Trustees are shown below. Because of each Trust's ownership of the Adviser, each Trust and the Co-Trustees of each Trust may be deemed to be "parents" of the Adviser. The names, addresses and principal occupations of the other directors of the Adviser (in addition to Messrs. Ryback and Valassis) are D. Craig Valassis, 1400 North Woodward Avenue, Suite 270, Bloomfield Hills, Michigan 48304, Executive Vice President of Franklin Enterprises, Inc., a private investment firm; Robert Miller, 1400 North Woodward Avenue, Suite 270, Bloomfield Hills, Michigan 48304, Vice President and Controller of Franklin Enterprises, Inc.; and Edward W. Elliott, Jr., 520 Lake Cook Road, Suite 380, Deerfield, Illinois 60015, Vice Chairman and Chief Financial Officer of Franklin Enterprises, Inc.

      As of April 21, 1995, the beneficial holders of voting stock of the Adviser as a group owned 84,748 shares, or 0.12%, of the Dividend Fund's outstanding shares and 96,344 shares, or 0.15%, of the Lindner Fund's outstanding shares.

      The following table sets forth the other funds for which the Advisor serves as investment advisor, all of which are separate series of the Trust, the size of each fund and the rate of adviser's compensation:

                         Net Assets         Current Annual
     Fund             At April 21, 1995      Advisory Fee

Lindner Utility Fund     $19,249,038        ) 0.7% of assets up to
                                            ) $50,000,000;
Lindner/Ryback           $ 8,151,223   for  ) 0.6% of assets over
 Small-Cap Fund                       both  ) $50,000,000 up to
                                     funds  ) $200,000,000; and
                                            ) 0.5% of assets over
                                            ) $200,000,000

Lindner Bulwark Fund     $69,035,418   for  )
                                      both  ) 1.0% of assets
Lindner International Fund $ 214,555 funds  )

      Investment decisions concerning each Fund and these other series have been and will continue to be made independently of each other. In terms of their basic investment objectives, some of these other series differ from those of each Fund, while others are similar. Even where the basic investment objectives are similar, however, the methods employed by the different funds to achieve their investment objectives may differ. Although the investment decisions of each Fund and these other funds are made independently of each other, to a substantial extent they rely upon the same resources for investment advice and recommendations. There may be occasions when a Fund and one or more of the other funds advised by the Adviser, will be contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions will be averaged as to price and allocated as to amounts in accordance with a formula considered to be equitable to the funds involved. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as to a Fund. In other cases, however, it is believed that the ability of each Fund to participate in volume transactions may produce better executions for each Fund. In any case, it is the judgment of the Directors that the desirability of the Reorganization outweighs any disadvantages that may result from such contemporaneous transactions. The investment results achieved by all of the funds advised by the Adviser have varied from one another in the past and are likely to vary in the future.

Information About The Funds' Agency Agreements

      Each Fund's Agency Agreement with Ryback Management ("Agency Agreement") became effective on January 29, 1993. Under each Agency Agreement, Ryback Management acts as the stock transfer agent, registrar, and dividend disbursing agent for the Fund. Each Agency Agreement was initially approved by a majority of the Fund's directors and a majority of the Fund's non-interested directors on December 1, 1992, and was amended pursuant to the approval of the Fund's directors and a majority of the Fund's non-interested directors on August 18, 1994. Each of the Fund's non-interested directors unanimously found that (1) the Agency Agreement was in the best interests of the Fund and its shareholders, (2) the services to be performed under the agreement were required for the operation of that Fund, (3) Ryback Management could provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services, and (4) the fees for the services were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. On January 26, 1993, holders of a majority of the Fund's issued and outstanding shares approved adoption of the Agency Agreement.

      As each of the Fund's stock transfer and dividend disbursing agent, among other activities, Ryback Management maintains shareholder accounts and records, issues and redeems the Funds' stock certificates, mails the Funds' prospectus, proxy statement and annual and semi-annual reports to the Funds' shareholders, and also disburses dividend payments to shareholders. As compensation for these services, Ryback Management receives a fee of $0.75 per shareholder account per month. For Dividend Fund's fiscal year ending February 28, 1995, the Adviser received total fees of $471,976 under its Agency Agreement and for the Lindner Fund's fiscal year ending June 30, 1994, the Adviser received total fees of $352,619 under its Agency Agreement.

      Each Agency Agreement must be submitted to that Fund's shareholders for approval whenever that Fund's Advisory Contract is submitted to the shareholders for approval. The Agency Agreements may be terminated by either party upon 60 days' notice. Each Agency Agreement also automatically terminates if it (1) is not approved by a majority of that Fund's outstanding voting securities upon any occasion that Fund's Advisory Contract with the Adviser is presented to that Fund's shareholders for continuation and approval, (2) is not approved by a majority of that Fund's directors and a majority of that Fund's disinterested directors upon the annual renewal date of the Agreement and thereafter on the date of that Fund's annual meeting of shareholders, or (3) is assigned in whole or in part by Ryback Management.

      In connection with the authorization of each Fund to approve each of the New Advisory Agreements, the shareholders of each Fund will also authorize each Fund to approve, on behalf of each Successor Fund, the Agency Agreement between Ryback Management and the Trust (the "Trust Agency Agreement"). The Trust Agency Agreement is identical in all material respects to each of the Funds' Agency Agreements, including the compensation payable to Ryback Management.

Brokerage Allocation

During their last fiscal years, neither of the Funds paid commissions to any broker that is an affiliated person of that Fund, is an affiliated person of such person or which has an affiliated person which is also an affiliated person of either of the Funds or the Adviser.


Required Vote

      Approval of each of the New Advisory Agreements requires the vote of the lesser of (i) more than 50% of the beneficial interests in each Successor Fund or (ii) 67% or more of the beneficial interests in each Successor Fund present at the meeting of investors of that Successor Fund if the holders of at least 50% of the interests in that Successor Fund are present in person or represented by proxy. Since each Fund will be the only investor in each Successor Fund at the time of the Reorganization, a like vote of shareholders of each Fund will be sufficient to approve each New Advisory Agreement.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                                OTHER BUSINESS

      The Board of Directors is not aware of any other matters to be presented at the meeting, but if any other matters should properly come before the meeting, shares represented by a proxy will be voted by the proxies named therein in accordance with their judgment.

      If Proposal 3 is not approved by the Dividend Fund shareholders, shareholders of the Dividend Fund who desire to propose matters for consideration at the 1996 annual meeting must submit their proposals and any material proposed to be included in the 1996 Proxy Statement of the Dividend Fund in writing (registered or certified mail, return receipt requested, are recommended), to the Fund's Secretary no later than January 15, 1996.

                          LINDNER DIVIDEND FUND, INC.

                                     PROXY

      The undersigned, revoking all previous proxies, hereby appoints ERIC E. RYBACK, or such other person or persons as the Board of Directors of Lindner Dividend Fund, Inc. (the "Fund") may designate, to be his proxy with power of substitution, to vote at the 1995 Annual Meeting of Shareholders of the Fund, to be held on June 22, 1995, and at any adjournment thereof, on and with respect to all shares of voting stock of the Fund registered in the name of the undersigned or on and with respect to which the undersigned is entitled to vote or act, upon the following matters:

PROPOSAL 1:  Election of Directors

[ ]   FOR all Nominees listed below (except as marked to the contrary)

[ ]   WITHHOLD AUTHORITY to vote all nominees listed below

(INSTRUCTION: To withhold authority to vote for a particular nominee, strike a line through the nominee's name in the list below)

      E. Ryback, D. Valassis, D. Murphy, M. Hartstein, T. Fitzgerald, R. Mayer, D. Stephens and I. Weinberg.

PROPOSAL 2: Ratify the selection of Deloitte & Touche LLP, independent auditors, as auditors of the Fund for the fiscal year ending February 29, 1995.

[ ] For       [ ] Against     [ ] Abstain


PROPOSAL 3: Approve the reorganization of the Fund into a series of Lindner Investments, which series will have the same investment objectives and investment policies as the Fund.

[ ] For      [ ] Against      [ ] Abstain


PROPOSAL 4: Authorize the Fund to approve the Advisory and Service Contract between Ryback Management Corporation and the Successor Fund and the Agency Agreement for the Successor Fund.

[ ] For       [ ] Against     [ ] Abstain

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof

EVERY PROPERLY SIGNED PROXY WILL BE VOTED (OR WITHHELD) IN ACCORDANCE WITH SPECIFICATIONS MADE ABOVE, AND WILL BE VOTED FOR THE ELECTION OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY STATEMENT AND FOR EACH OF PROPOSALS 2, 3 AND 4 IF NO INSTRUCTIONS ARE INDICATED. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS. All powers may be exercised by the proxy or his substitute voting or acting.

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE, AND RETURN PROMPTLY.


Dated:                  , 1995         -------------------------------
                                       Signature


                                       -------------------------------
                                       Signature (if held jointly)

(INSTRUCTION: Signatures should correspond to the name appearing on the shareholder records. Executors, administrators, guardians, Trustees, and attorneys should so indicate when signing. IF STOCK IS REGISTERED IN MORE THAN ONE NAME, EACH JOINT OWNER SHOULD SIGN.)

 [ ] Check here if you presently intend to attend the meeting in person.

EXHIBIT 1A

                     AGREEMENT AND PLAN OF REORGANIZATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of April 6, 1995, between LINDNER DIVIDEND FUND, INC., a Missouri corporation ("Fund"), and LINDNER INVESTMENTS, a Massachusetts business trust ("Trust"), on behalf of its Lindner Dividend Fund series ("Series").

      This Agreement is intended to effect the reorganization of the Fund into the Series. The reorganization will involve the transfer to the Series of all the assets of the Fund solely in exchange for assumption by the Series of all the liabilities of the Fund and issuance of shares of beneficial interest in the Series ("Series Shares"), followed by the constructive distribution of the Series Shares to the holders ("Fund Shareholders") of shares of stock in the Fund ("Fund Shares") in complete liquidation and termination of the Fund, all upon the terms and conditions herein. The foregoing transactions are referred to herein as the "Reorganization". All agreements, representations, and actions described herein made or to be taken by the Series are made and shall be taken by the Trust on behalf of the Series.

      In consideration of the mutual promises herein, the parties covenant and agree as follows:

1.    Plan of Reorganization.

      (a) The Fund agrees to assign, sell, convey, transfer, and deliver its assets described in Section 1(b) and its business to the Series, which was established by the Trust solely for the purpose of acquiring the Assets and continuing the Fund's business. The Series agrees in exchange therefor (i) to assume all the Fund's then existing liabilities, whether contingent or otherwise, and (ii) to deliver to the Fund the number of full and fractional Series Shares equal to the number of full and fractional Fund Shares outstanding at the time of Closing (as defined in Section 2(a)).

      (b) The assets to be acquired by the Series (the "Assets") shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and other property owned by the Fund (including any deferred and prepaid expenses shown as assets on the Fund's books) on the Effective Date (as defined in Section 2(a)).

      (c) Immediately after delivery to the Fund of the Series Shares and before the distribution thereof to the Fund Shareholders, the Fund, as the sole shareholder of the Series, shall vote to approve the Advisory and Service Contract between the Series and Ryback Management Corporation, and the Agency Agreement between the Trust and Ryback Management Corporation, as authorized by the shareholders of the Fund at the Special Meeting of Shareholders of the Fund to be held on June 22, 1995 (the "Shareholder Meeting").

      (d) On the Effective Date, the Fund shall constructively distribute the Series Shares to Fund Shareholders of record determined as of the close of business on the Effective Date, pro rata in proportion to their respective Fund Shares, in liquidation and redemption of the Fund Shares. Such distribution shall be accomplished by the transfer of the Series Shares then credited to the Fund's account on the share records of the Series, to open accounts on those records in the names of such Fund Shareholders (each representing the respective proportionate number of Series Shares due the Fund Shareholder in whose name the account is opened), whereupon the Fund Shares held by such Fund Shareholders shall be canceled. Fractional Series Shares shall be rounded to the third decimal place.

      (e) Immediately after the distribution of the Series Shares as set forth in Section 1(d), the Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      (f) Any transfer taxes payable upon issuance of Series Shares in a name other than the registered holder of the corresponding Fund Shares on the Fund's books as of that time shall be paid by the person to whom such Series Shares are to be distributed as a condition of such transfer.

      (g) Any reporting responsibility of the Fund to a public authority is and shall remain the Fund's responsibility up to and including the date on which the Fund is terminated.

      (h) On and after the Effective Date, each holder of a certificate theretofore representing outstanding Fund Shares shall thereafter, for all purposes, be deemed to hold a certificate representing an equal number of outstanding Series Shares. The Trust may request at any time that each shareholder of the Series holding old certificates that initially were issued to represent Fund Shares surrender and exchange such certificates for new certificates issued to represent Series Shares, but the failure of a shareholder to honor such request shall not result in any forfeiture or detriment to such shareholder, who will continue as a holder of Series Shares regardless of whether or not he surrenders his old certificates.

2.    Closing and Effective Date.

      (a) The transfer of the Assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Series Shares, as described above, together with related acts necessary to consummate such transactions ("Closing"), shall occur at the principal office of the Trust on June 28, 1995, or at such other place or date as the parties may agree in writing ("Effective Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the Fund's net asset value or at such other time and/or place as the parties may agree.

      (b) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified the Fund's custodian of the Fund's conversion into the Series.

      (c) The transfer agent for the Fund shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Series Shares. The Series shall issue and deliver a confirmation to the Fund evidencing the Series Shares to be credited on the Effective Date or provide evidence satisfactory to the Fund that such Series Shares have been credited to the Fund's account on the books of the Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

3. Representations and Warranties of the Fund. The Fund represents and warrants as follows:

      (a) The Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Missouri, and a copy of its Restated Articles of Incorporation, as amended, is on file with the Secretary of State of Missouri;

      (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and such registration is in full force and effect;

      (c) No consideration other than Series Shares will be issued in exchange for the Fund Shares in the Reorganization;

      (d) The Fund's liabilities to be assumed by the Series were incurred by the Fund in the ordinary course of its business;

      (e) The Fund qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), for each past year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year;

      (f) The Fund is not under the jurisdiction of a court in a proceeding under Title II of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

      (g) Not more than 25% of the value of the Fund's total assets is invested in the stock or securities of any one issuer, and not more than 50% of the value thereof is invested in the stock or securities of five or fewer issuers; and

      (h)   The Fund will be terminated immediately after the conversion.

4. Representations and Warranties of the Trust. The Trust represents and warrants as follows:

      (a) The Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Massachusetts, and its Declaration of Trust is on file with the Office of the Secretary of State of the Commonwealth of Massachusetts;

      (b) The Trust is duly registered as an open-end management investment company under the 1940 Act and such registration will be in full force and effect on the Effective Date;

      (c) The Series is a duly established and designated series of the Trust, established and designated by resolution of its Trustees;

      (d) The Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Declaration of Trust or Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound;

      (e) No litigation or administrative proceeding or investigation before any court or governmental body is currently pending or to its knowledge threatened against the Trust or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

      (f) The Series has not commenced operations, nor will it commence operations until after the Closing;

      (g) The Series will be a "fund" as defined in Section 851(h)(2) of the Code and will meet all the requirements to qualify as a RIC under Subchapter M of the Code for its current taxable year;

      (h) Prior to the Effective Date, there will be no issued and outstanding Series Shares or any other securities issued by the Series, and Series Shares issued in connection with the transactions contemplated hereby will be duly and validly issued and outstanding, fully paid and nonassessable;

      (i) The Series has no plan or intention to issue additional Series Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company, nor does the Series have any plan or intention to redeem or otherwise reacquire any Series Shares issued to the Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of its business;

      (j) The Series will actively continue the Fund's business in the same manner that the Fund conducted it immediately before the Reorganization, including (but not limited to) continuation of the same investment objectives and restrictions and the same fundamental investment policies, and continuation of arrangements with its investment adviser, transfer agent, custodian and other service providers that are identical in all material respects to the arrangements currently in effect for the Fund. In addition, the Fund has no plan or intention to sell or otherwise dispose of any of the Assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the Series' status as a RIC under Subchapter M of the Code;

      (k) There is no plan or intention for the Series to be dissolved or merged with another corporation or business trust or "fund" thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization; and

      (l) Immediately after the Reorganization, not more than 25% of the value of the Series' total assets will be invested in the stock or securities of any one issuer and not more than 50% of the value of the Series' total assets will be invested in the stock or securities of five or fewer issuers.

5. Representations and Warranties of Both the Trust and the Fund. Each of the Fund and the Trust represent and warrant as follows:

      (a) The fair market value of the Series Shares, when received by the Fund Shareholders, will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;

      (b) Its respective management (1) is unaware of any plan or intention of Fund Shareholders to redeem or otherwise dispose of any portion of the Series Shares to be received by those shareholders in the Reorganization, (2) does not anticipate dispositions at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of Fund Shares as an open-end investment company, (3) expects that the percentage of Fund Shareholder interests, if any, that will be redeemed as a result of or at the time of the Reorganization will be de minimis and (4) does not anticipate that there will be extraordinary sales of Series Shares immediately following the Reorganization that would cause the percentage of new shareholders' interests to exceed 50% of the total shareholdings in the Series;

      (c) Immediately following consummation of the Reorganization, the Fund Shareholders will own all the Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;

      (d) Although it is not expected that shareholders of the Fund will incur any expenses in connection with the Reorganization, if such expenses arise, each Fund Shareholder will pay his own expenses incurred in connection with the Reorganization;

      (e) Immediately following consummation of the Reorganization, the Series will hold the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

      (f) The fair market value on a going concern basis of the Assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus any liabilities to which the transferred Assets are subject; and

      (g) There is no intercompany indebtedness between the Fund and the Series that was issued or acquired, or will be settled, at a discount.

6.    Covenants of the Fund and the Series.

      (a) The Fund covenants to call the Shareholders Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      (b) The Fund covenants that the Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      (c) The Fund covenants that it will assist the Series in obtaining such information as the Series reasonably requests concerning the beneficial ownership of Fund Shares.

      (e) For purposes of determining whether or not to apply its normal 2% redemption fee for shares of the Series that are redeemed within 60 days of their issuance, the Trust will allow credit to all holders of Fund Shares who receive Series Shares in the Reorganization for the period of time during which such persons have held their Fund Shares prior to the Effective Date.

      (e) Each party will, from time to time, as and when requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other party may deem necessary or desirable in order to vest in, and confirm to, (a) the Series, title to and possession of all the Assets, and (b) the Fund, title to and possession of the Series Shares, and otherwise to carry out the intent and purpose of this Agreement.

      (f) The Fund will prepare a proxy statement in compliance with the Securities Exchange Act of 1934 and the 1940 Act in connection with the Shareholders Meeting.

      (g) Subject to the provisions of this Agreement, each party will take or cause to be taken all actions, and will do or cause to be done all things reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

7. Conditions Precedent. The obligations of each party to consummate the transactions provided for herein shall be subject to (a) performance by the other party of all the obligations to be performed by the other party hereunder on or before the Effective Date, (b) all representations and warranties of the other party contained in this Agreement being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date, and (c) the further conditions that on or before the Effective
Date:

      (a) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the governing board of each party and shall have been approved by the requisite vote of Fund Shareholders in accordance with applicable law;

      (b) All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby;

      (c) The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act; nor shall any other action, suit, or other proceeding be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, such transactions;

      (d) The Series shall have adopted such agreements and/or plans as the Fund may request (including investment advisory, transfer agency, custodial, distribution, and related agreements and plans), which in each case shall be substantively identical in form and substance to the respective agreement or plan in effect on the Effective Date with respect to the Fund; and such agreements and plans shall have been approved by the Trust's trustees and, to the extent required by law, such of those trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees");

      (e) The Independent Trustees of the Trust shall have selected as independent auditors for the Series the same independent auditors as have been selected and ratified for the Fund;

      (f) All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by the Series or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Series, provided that either party may for itself waive any of such conditions; and

      (g) The Fund and the Trust shall have received on or before the Effective Date an opinion of Dykema Gossett PLLC, counsel to the Fund and the Series, substantially to the effect that for federal income tax purposes:

            (i) No gain or loss will be recognized to the Fund upon the transfer of the Assets in exchange solely for the Series Shares and the assumption by the Series of the Fund's liabilities;

            (ii) No gain or loss will be recognized to the Series on its receipt of the Assets in exchange for the Series Shares and its assumption of the Fund's liabilities;

            (iii) The basis of the Assets in the Series' hands will be the same as the basis of the Assets in the Fund's hands immediately before the Reorganization;

            (iv) The Series' holding period for the Assets will include holding period of the Assets in the Fund's hands immediately, before, the Reorganization;

            (v) No gain or loss will be recognized to the Fund on the distribution of the Series Shares to the Fund Shareholders in constructive exchange for their Fund Shares;

            (vi) No gain or loss will be recognized to Fund Shareholders as a result of the Fund's distribution of Series Shares to them in constructive exchange for their Fund Shares;

            (vii) The basis of the Series Shares received by a Fund Shareholder will be the same as the adjusted basis of that Fund Shareholder's Fund Shares constructively surrendered in exchange therefor; and

            (viii) The holding period of the Series Shares received by a Fund Shareholder will include the Fund Shareholder's holding period for the Fund Shares constructively surrendered in exchange therefor, provided that such Fund Shares were held as capital assets on the date of the Reorganization.

      At any time before the Closing, any of the foregoing conditions may be waived by a party if, in the judgment of its governing board, such waiver will not have a material adverse effect on the interests of the Fund Shareholders.

8. Entire Agreement. Each party agrees that it has not made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

9. Termination. This Agreement may be terminated by the mutual agreement of the parties, notwithstanding approval thereof by the Fund Shareholders. In the event of any termination, there shall be no liability for damages on the part of either party or the members of its governing board or its officers to the other party or the members of its governing board or its officers.

10. Amendment. This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by the Fund Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders Meeting no such amendment shall have a material adverse effect on the interests of the Fund Shareholders.

11.   Miscellaneous.

      (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri, provided, that in the event of any conflict between the 1940 Act and the laws of Missouri, the 1940 Act shall govern.

      (b) Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      (c) The parties recognize that the Trust is a business trust. Notice is hereby given that this instrument is executed on behalf of the Trust's trustees solely in their capacity as trustees, and not individually, and that the Trust's obligations under this instrument are not binding upon or enforceable against any of the Trust's trustees, officers, or shareholders, but are only binding upon and enforceable against the Series' assets and property.

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer.


ATTEST:                        LINDNER INVESTMENTS


 /S/ BRIAN L. BLOMQUIST        By: /S/ ERIC E. RYBACK
Brian L. Blomquist                Eric E. Ryback
Secretary                         President


ATTEST:                        LINDNER DIVIDEND FUND, INC.


 /S/ BRIAN L. BLOMQUIST        By: /S/ DOUG T. VALASSIS
Brian L. Blomquist                Doug T. Valassis
Secretary                         Chairman

EXHIBIT 1B

                     AGREEMENT AND PLAN OF REORGANIZATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of April 6, 1995, between LINDNER FUND, INC., a Missouri corporation ("Fund"), and LINDNER INVESTMENTS, a Massachusetts business trust ("Trust"), on behalf of its Lindner [Growth] Fund series ("Series").

      This Agreement is intended to effect the reorganization of the Fund into the Series. The reorganization will involve the transfer to the Series of all the assets of the Fund solely in exchange for assumption by the Series of all the liabilities of the Fund and issuance of shares of beneficial interest in the Series ("Series Shares"), followed by the constructive distribution of the Series Shares to the holders ("Fund Shareholders") of shares of stock in the Fund ("Fund Shares") in complete liquidation and termination of the Fund, all upon the terms and conditions herein. The foregoing transactions are referred to herein as the "Reorganization". All agreements, representations, and actions described herein made or to be taken by the Series are made and shall be taken by the Trust on behalf of the Series.

      In consideration of the mutual promises herein, the parties covenant and agree as follows:

1.    Plan of Reorganization.

      (a) The Fund agrees to assign, sell, convey, transfer, and deliver its assets described in Section 1(b) and its business to the Series, which was established by the Trust solely for the purpose of acquiring the Assets and continuing the Fund's business. The Series agrees in exchange therefor (i) to assume all the Fund's then existing liabilities, whether contingent or otherwise, and (ii) to deliver to the Fund the number of full and fractional Series Shares equal to the number of full and fractional Fund Shares outstanding at the time of Closing (as defined in Section 2(a)).

      (b) The assets to be acquired by the Series (the "Assets") shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and other property owned by the Fund (including any deferred and prepaid expenses shown as assets on the Fund's books) on the Effective Date (as defined in Section 2(a)).

      (c) Immediately after delivery to the Fund of the Series Shares and before the distribution thereof to the Fund Shareholders, the Fund, as the sole shareholder of the Series, shall vote to approve the Advisory and Service Contract between the Series and Ryback Management Corporation, and the Agency Agreement between the Trust and Ryback Management Corporation, as authorized by the shareholders of the Fund at the Annual Meeting of Shareholders of the Fund to be held on June 22, 1995 (the "Shareholder Meeting").

      (d) On the Effective Date, the Fund shall constructively distribute the Series Shares to Fund Shareholders of record determined as of the close of business on the Effective Date, pro rata in proportion to their respective Fund Shares, in liquidation and redemption of the Fund Shares. Such distribution shall be accomplished by the transfer of the Series Shares then credited to the Fund's account on the share records of the Series, to open accounts on those records in the names of such Fund Shareholders (each representing the respective proportionate number of Series Shares due the Fund Shareholder in whose name the account is opened), whereupon the Fund Shares held by such Fund Shareholders shall be canceled. Fractional Series Shares shall be rounded to the third decimal place.

      (e) Immediately after the distribution of the Series Shares as set forth in Section 1(d), the Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      (f) Any transfer taxes payable upon issuance of Series Shares in a name other than the registered holder of the corresponding Fund Shares on the Fund's books as of that time shall be paid by the person to whom such Series Shares are to be distributed as a condition of such transfer.

      (g) Any reporting responsibility of the Fund to a public authority is and shall remain the Fund's responsibility up to and including the date on which the Fund is terminated.

      (h) On and after the Effective Date, each holder of a certificate theretofore representing outstanding Fund Shares shall thereafter, for all purposes, be deemed to hold a certificate representing an equal number of outstanding Series Shares. The Trust may request at any time that each shareholder of the Series holding old certificates that initially were issued to represent Fund Shares surrender and exchange such certificates for new certificates issued to represent Series Shares, but the failure of a shareholder to honor such request shall not result in any forfeiture or detriment to such shareholder, who will continue as a holder of Series Shares regardless of whether or not he surrenders his old certificates.

2.    Closing and Effective Date.

      (a) The transfer of the Assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Series Shares, as described above, together with related acts necessary to consummate such transactions ("Closing"), shall occur at the principal office of the Trust on June 28, 1995, or at such other place or date as the parties may agree in writing ("Effective Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the Fund's net asset value or at such other time and/or place as the parties may agree.

      (b) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified the Fund's custodian of the Fund's conversion into the Series.

      (c) The transfer agent for the Fund shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Series Shares. The Series shall issue and deliver a confirmation to the Fund evidencing the Series Shares to be credited on the Effective Date or provide evidence satisfactory to the Fund that such Series Shares have been credited to the Fund's account on the books of the Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

3. Representations and Warranties of the Fund. The Fund represents and warrants as follows:

      (a) The Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Missouri, and a copy of its Restated Articles of Incorporation, as amended, is on file with the Secretary of State of Missouri;

      (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and such registration is in full force and effect;

      (c) No consideration other than Series Shares will be issued in exchange for the Fund Shares in the Reorganization;

      (d) The Fund's liabilities to be assumed by the Series were incurred by the Fund in the ordinary course of its business;

      (e) The Fund qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), for each past year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year;

      (f) The Fund is not under the jurisdiction of a court in a proceeding under Title II of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

      (g) Not more than 25% of the value of the Fund's total assets is invested in the stock or securities of any one issuer, and not more than 50% of the value thereof is invested in the stock or securities of five or fewer issuers; and

      (h)   The Fund will be terminated immediately after the conversion.

4. Representations and Warranties of the Trust. The Trust represents and warrants as follows:

      (a) The Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Massachusetts, and its Declaration of Trust is on file with the Office of the Secretary of State of the Commonwealth of Massachusetts;

      (b) The Trust is duly registered as an open-end management investment company under the 1940 Act and such registration will be in full force and effect on the Effective Date;

      (c) The Series is a duly established and designated series of the Trust, established and designated by resolution of its Trustees;

      (d) The Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Declaration of Trust or Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound;

      (e) No litigation or administrative proceeding or investigation before any court or governmental body is currently pending or to its knowledge threatened against the Trust or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

      (f) The Series has not commenced operations, nor will it commence operations until after the Closing;

      (g) The Series will be a "fund" as defined in Section 851(h)(2) of the Code and will meet all the requirements to qualify as a RIC under Subchapter M of the Code for its current taxable year;

      (h) Prior to the Effective Date, there will be no issued and outstanding Series Shares or any other securities issued by the Series, and Series Shares issued in connection with the transactions contemplated hereby will be duly and validly issued and outstanding, fully paid and nonassessable;

      (i) The Series has no plan or intention to issue additional Series Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company, nor does the Series have any plan or intention to redeem or otherwise reacquire any Series Shares issued to the Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of its business;

      (j) The Series will actively continue the Fund's business in the same manner that the Fund conducted it immediately before the Reorganization, including (but not limited to) continuation of the same investment objectives and restrictions and the same fundamental investment policies, and continuation of arrangements with its investment adviser, transfer agent, custodian and other service providers that are identical in all material respects to the arrangements currently in effect for the Fund. In addition, the Fund has no plan or intention to sell or otherwise dispose of any of the Assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the Series' status as a RIC under Subchapter M of the Code;

      (k) There is no plan or intention for the Series to be dissolved or merged with another corporation or business trust or "fund" thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization; and

      (l) Immediately after the Reorganization, not more than 25% of the value of the Series' total assets will be invested in the stock or securities of any one issuer and not more than 50% of the value of the Series' total assets will be invested in the stock or securities of five or fewer issuers.

5. Representations and Warranties of Both the Trust and the Fund. Each of the Fund and the Trust represent and warrant as follows:

      (a) The fair market value of the Series Shares, when received by the Fund Shareholders, will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;

      (b) Its respective management (1) is unaware of any plan or intention of Fund Shareholders to redeem or otherwise dispose of any portion of the Series Shares to be received by those shareholders in the Reorganization, (2) does not anticipate dispositions at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of Fund Shares as an open-end investment company, (3) expects that the percentage of Fund Shareholder interests, if any, that will be redeemed as a result of or at the time of the Reorganization will be de minimis and (4) does not anticipate that there will be extraordinary sales of Series Shares immediately following the Reorganization that would cause the percentage of new shareholders' interests to exceed 50% of the total shareholdings in the Series;

      (c) Immediately following consummation of the Reorganization, the Fund Shareholders will own all the Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;

      (d) Although it is not expected that shareholders of the Fund will incur any expenses in connection with the Reorganization, if such expenses arise, each Fund Shareholder will pay his own expenses incurred in connection with the Reorganization;

      (e) Immediately following consummation of the Reorganization, the Series will hold the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

      (f) The fair market value on a going concern basis of the Assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus any liabilities to which the transferred Assets are subject; and

      (g) There is no intercompany indebtedness between the Fund and the Series that was issued or acquired, or will be settled, at a discount.

6.    Covenants of the Fund and the Trust.

      (a) The Fund covenants to call the Shareholders Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      (b) The Fund covenants that the Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      (c) The Fund covenants that it will assist the Series in obtaining such information as the Series reasonably requests concerning the beneficial ownership of Fund Shares.

      (e) For purposes of determining whether or not to apply its normal 2% redemption fee for shares of the Series that are redeemed within 60 days of their issuance, the Trust will allow credit to all holders of Fund Shares who receive Series Shares in the Reorganization for the period of time during which such persons have held their Fund Shares prior to the Effective Date.

      (e) Each party will, from time to time, as and when requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other party may deem necessary or desirable in order to vest in, and confirm to, (a) the Series, title to and possession of all the Assets, and (b) the Fund, title to and possession of the Series Shares, and otherwise to carry out the intent and purpose of this Agreement.

      (f) The Fund will prepare a proxy statement in compliance with the Securities Exchange Act of 1934 and the 1940 Act in connection with the Shareholders Meeting.

      (g) Subject to the provisions of this Agreement, each party will take or cause to be taken all actions, and will do or cause to be done all things reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

7. Conditions Precedent. The obligations of each party to consummate the transactions provided for herein shall be subject to (a) performance by the other party of all the obligations to be performed by the other party hereunder on or before the Effective Date, (b) all representations and warranties of the other party contained in this Agreement being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date, and (c) the further conditions that on or before the Effective
Date:

      (a) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the governing board of each party and shall have been approved by the requisite vote of Fund Shareholders in accordance with applicable law;

      (b) All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby;

      (c) The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act; nor shall any other action, suit, or other proceeding be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, such transactions;

      (d) The Series shall have adopted such agreements and/or plans as the Fund may request (including investment advisory, transfer agency, custodial, distribution, and related agreements and plans), which in each case shall be substantively identical in form and substance to the respective agreement or plan in effect on the Effective Date with respect to the Fund; and such agreements and plans shall have been approved by the Trust's trustees and, to the extent required by law, such of those trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees");

      (e) The Independent Trustees of the Trust shall have selected as independent auditors for the Series the same independent auditors as have been selected and ratified for the Fund;

      (f) All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by the Series or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Series, provided that either party may for itself waive any of such conditions; and

      (g) The Fund and the Trust shall have received on or before the Effective Date an opinion of Dykema Gossett PLLC, counsel to the Fund and the Series, substantially to the effect that for federal income tax purposes:

            (i) No gain or loss will be recognized to the Fund upon the transfer of the Assets in exchange solely for the Series Shares and the assumption by the Series of the Fund's liabilities;

            (ii) No gain or loss will be recognized to the Series on its receipt of the Assets in exchange for the Series Shares and its assumption of the Fund's liabilities;

            (iii) The basis of the Assets in the Series' hands will be the same as the basis of the Assets in the Fund's hands immediately before the Reorganization;

            (iv) The Series' holding period for the Assets will include holding period of the Assets in the Fund's hands immediately, before, the Reorganization;

            (v) No gain or loss will be recognized to the Fund on the distribution of the Series Shares to the Fund Shareholders in constructive exchange for their Fund Shares;

            (vi) No gain or loss will be recognized to Fund Shareholders as a result of the Fund's distribution of Series Shares to them in constructive exchange for their Fund Shares;

            (vii) The basis of the Series Shares received by a Fund Shareholder will be the same as the adjusted basis of that Fund Shareholder's Fund Shares constructively surrendered in exchange therefor; and

            (viii) The holding period of the Series Shares received by a Fund Shareholder will include the Fund Shareholder's holding period for the Fund Shares constructively surrendered in exchange therefor, provided that such Fund Shares were held as capital assets on the date of the Reorganization.

      At any time before the Closing, any of the foregoing conditions may be waived by a party if, in the judgment of its governing board, such waiver will not have a material adverse effect on the interests of the Fund Shareholders.

8. Entire Agreement. Each party agrees that it has not made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

9. Termination. This Agreement may be terminated by the mutual agreement of the parties, notwithstanding approval thereof by the Fund Shareholders. In the event of any termination, there shall be no liability for damages on the part of either party or the members of its governing board or its officers to the other party or the members of its governing board or its officers.

10. Amendment. This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by the Fund Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders Meeting no such amendment shall have a material adverse effect on the interests of the Fund Shareholders.

11.   Miscellaneous.

      (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri, provided, that in the event of any conflict between the 1940 Act and the laws of Missouri, the 1940 Act shall govern.

      (b) Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      (c) The parties recognize that the Trust is a business trust. Notice is hereby given that this instrument is executed on behalf of the Trust's trustees solely in their capacity as trustees, and not individually, and that the Trust's obligations under this instrument are not binding upon or enforceable against any of the Trust's trustees, officers, or shareholders, but are only binding upon and enforceable against the Series' assets and property.

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer.


ATTEST:                       LINDNER INVESTMENTS


 /S/ BRIAN L. BLOMQUIST        By: /S/ ERIC E. RYBACK
Brian L. Blomquist                Eric E. Ryback
Secretary                         President


ATTEST:                        LINDNER FUND, INC.


 /S/ BRIAN L. BLOMQUIST        By: /S/ DOUG T. VALASSIS
Brian L. Blomquist                Doug T. Valassis
Secretary                         Chairman

EXHIBIT 2A Changes from the current Advisory Agreement between Lindner Dividend Fund, Inc., and Ryback Management Corporation are marked as follows:
                                  Additions are IN ALL CAPITALS
                                  Deletions are [Bracketed]


                         ADVISORY AND SERVICE CONTRACT
           (LINDNER DIVIDEND FUND, A SERIES OF LINDNER INVESTMENTS)


      This ADVISORY AND SERVICE CONTRACT [AGREEMENT] is entered into [the 29th day of January 1993] EFFECTIVE AS OF JUNE 28, 1995, by and between Lindner [Divident Fund, Inc. (hereinafter referred to as "the Fund")] INVESTMENTS, A MASSACHUSETTS BUSINESS TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES DESIGNATED AS "LINDNER DIVIDEND FUND" (THE "SERIES"), and Ryback Management Corporation, a Michigan corporation ([hereinafter referred to as]the "Adviser").

      WHEREAS, THE TRUST IS REGISTERED AND OPERATES AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"); AND

      WHEREAS, THE TRUST AND THE ADVISER HAVE PREVIOUSLY ENTERED INTO AN ADVISORY AND SERVICE CONTRACT WHICH RESERVES TO THEM THE RIGHT TO NEGOTIATE AND EXECUTE A SEPARATE ADVISORY AND SERVICE CONTRACT WITH RESPECT TO A PARTICULAR SERIES OF SHARES OF THE TRUST; AND

      WHEREAS, THE TRUST AND THE ADVISER DESIRE TO ENTER INTO SUCH A SEPARATE AGREEMENT WITH RESPECT TO THE SERIES; AND

      WHEREAS, THE TRUST DESIRES TO AVAIL ITSELF OF THE SERVICES, INFORMATION, ADVICE, ASSISTANCE AND FACILITIES OF THE ADVISER AND TO HAVE THE ADVISER PERFORM FOR IT VARIOUS INVESTMENT ADVISORY AND RESEARCH SERVICES AND OTHER MANAGEMENT SERVICES IN CONNECTION WITH THE SERIES; AND

      WHEREAS, THE ADVISER HAS BEEN ORGANIZED TO OPERATE AS AN INVESTMENT ADVISER AND IS REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED, AND DESIRES TO PROVIDE SUCH INVESTMENT ADVISORY SERVICES TO THE TRUST;

      NOW, THEREFORE, IN CONSIDERATION OF THE TERMS AND CONDITIONS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

      1. EMPLOYMENT OF THE ADVISER. THE TRUST HEREBY ENGAGES THE ADVISER TO MANAGE THE INVESTMENT AND REINVESTMENT OF THE ASSETS OF LINDNER DIVIDEND FUND FOR THE PERIOD AND ON THE TERMS HEREINAFTER SET FORTH. THE ADVISER HEREBY ACCEPTS SUCH ENGAGEMENT AND AGREES DURING SUCH PERIOD TO RENDER SERVICES AND TO ASSUME OBLIGATIONS HEREIN SET FORTH FOR THE COMPENSATION HEREIN PROVIDED. THE ADVISER SHALL, FOR ALL PURPOSES HEREIN, BE DEEMED TO BE AN INDEPENDENT CONTRACTOR AND SHALL, EXCEPT AS EXPRESSLY PROVIDED OR

AUTHORIZED (WHETHER HEREIN OR OTHERWISE), HAVE NO AUTHORITY TO ACT FOR OR REPRESENT THE TRUST IN ANY WAY OR OTHERWISE BE DEEMED AN AGENT OF THE TRUST.

      [1]2. Duties of Adviser. IN PROVIDING THE SERVICES SET FORTH HEREIN, the Adviser undertakes to afford to the [Fund]SERIES the advice and assistance of the Adviser's organization in the choice of investments and to furnish for the use of the [Fund]SERIES office space and all necessary office facilities, equipment and personnel for servicing the investments of the [Fund]SERIES and maintaining its organization, and to pay all promotional expenses, salaries and fees of all officers and directors who are interested persons of the [Fund]SERIES and for all clerical services relating to research, statistical and investment work. The investment policies and all other actions of the [Fund]SERIES are and shall at all times be subject to the control and direction of its Board of [Directors]TRUSTEES. THE ADVISER MAY, AT ITS EXPENSE, EMPLOY ONE OR MORE SUB-ADVISERS. REFERENCES HEREIN TO THE ADVISER SHALL INCLUDE ANY SUB-ADVISER EMPLOYED BY THE ADVISER. THE ADVISER IS AUTHORIZED TO SELECT THE BROKERS OR DEALERS THAT WILL EXECUTE THE PURCHASES AND SALES OF SECURITIES OF THE SERIES. IN MAKING SUCH SELECTIONS, THE ADVISER IS AUTHORIZED TO CONSIDER SUCH FACTORS AS IT DEEMS RELEVANT, INCLUDING THE BREADTH OF THE MARKET IN THE SECURITY, THE PRICE OF THE SECURITY, THE FINANCIAL CONDITION AND EXECUTION ABILITY OF THE BROKER OR DEALER, AND THE REASONABLENESS OF THE COMMISSIONS BOTH FOR THE SPECIFIC TRANSACTION AND ON A CONTINUING BASIS. THE COMMISSION PAID TO SUCH BROKER OR DEALER MAY BE HIGHER THAN THAT WHICH MIGHT BE CHARGED BY ANOTHER BROKER OR DEALER FOR EFFECTING THE SAME TRANSACTION IF A GOOD FAITH DETERMINATION IS MADE BY THE ADVISER THAT SUCH COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED, VIEWED IN TERMS OF EITHER THAT PARTICULAR TRANSACTION OR THE OVERALL RESPONSIBILITIES OF THE ADVISER AS TO THE ACCOUNTS AS TO WHICH IT EXERCISES INVESTMENT DISCRETION. IN MAKING SUCH DETERMINATION, THE ADVISER NEED NOT PLACE OR ATTEMPT TO PLACE A SPECIFIC DOLLAR VALUE ON SUCH SERVICES OR ON THE PORTION OF THE COMMISSION REFLECTING SUCH SERVICES.

      [2]3. Permissible Interests. Subject to and in accordance with the DECLARATION OF TRUST OF THE TRUST [Articles of Incorporation of the Fund] and the Articles of Incorporation of the Adviser, trustees, officers, and shareholders of the [Fund]SERIES are, or may be or become interested in the Adviser as directors, officers or otherwise and directors, officers and shareholders or otherwise of the Adviser are or may be or become interested in the [Fund]SERIES as trustees, officers, shareholders or otherwise, and the Adviser may be or become interested in the [Fund]SERIES as shareholder or otherwise; and the effect of any such interrelationships shall be governed by said DECLARATION OF TRUST OR Articles of Incorporation, AS THE CASE MAY BE and the 1940 Act.

      [3]4. Compensation of the Adviser. For the services and facilities to be furnished during any fiscal quarter by the Adviser hereunder, the [Fund]SERIES shall pay the Adviser as an advisory and service fee as soon as practicable after the last day of such quarter, beginning with the quarter ending September 30, 1995, an amount equal to the sum of 0.175% of the average net assets of the [Fund]SERIES not in excess of $50,000,000 and 0.150% of the average net assets of the [Fund]SERIES in excess of $50,000,000 but not in excess of $200,000,000 and 0.125% of the average net assets of the [Fund]SERIES in excess of $200,000,000.

      The [Fund's]SERIES' average net assets shall be the sum of the net assets at the beginning and end of each month of the quarter, divided by six.

      The Adviser shall reimburse the [Fund]SERIES for any excess of annual operating and management expenses, exclusive of taxes and interest but including the Adviser's compensation, over 1-1/2% of the first $30,000,000 of the [Fund's]SERIES' average net assets plus 1% of average net assets in excess of $30,000,000 for any fiscal year.

      [4]5. Compensation Upon Termination. In case of termination of the Agreement during any quarter, the fee for the quarter shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average daily net asset value for the business days during which it is so in effect.

      It is understood that the [Fund]SERIES will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the [Fund]SERIES shall include, without limitation, interest charges, taxes, fees of trustees who are not interested persons of the [Fund]SERIES, other fees and commission of every kind, expenses of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, charges of custodians (including sums as custodian and for keeping books and similar services to the [Fund]SERIES), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and other expenses not expressly assumed by the Adviser under paragraph 2 hereof.

      [5]6. Status of Adviser. The services of the Adviser to the [Fund]SERIES are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other activities.

      [6]7. Limitation of Liability of Adviser. In the absence of (i) willful misfeasance, bad faith, gross negligence, (ii) reckless disregard of obligations and duties hereunder on the part of the Adviser, or (iii) a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services (in which case any award for damages shall be limited to period and amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to liability whatsoever to the [Fund]SERIES or to any shareholder of the [Fund]SERIES for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the [Fund]SERIES. IT IS AGREED THAT THE ADVISER SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR THE ACCURACY OR COMPLETENESS OF THE TRUST'S REGISTRATION STATEMENTS UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933, EXCEPT FOR INFORMATION SUPPLIED BY THE ADVISER FOR INCLUSION THEREIN.

      8. LIMITATION OF SERIES'S LIABILITY. THE ADVISER ACKNOWLEDGES THAT IT HAS RECEIVED NOTICE OF AND ACCEPTS THE LIMITATIONS UPON THE SERIES'S LIABILITY SET FORTH IN ITS DECLARATION OF TRUST. THE ADVISER AGREES THAT THE SERIES'S OBLIGATIONS HEREUNDER IN ANY CASE SHALL BE LIMITED TO THE SERIES AND ITS ASSETS AND THAT THE ADVISER SHALL NOT SEEK SATISFACTION OF ANY OBLIGATION FROM THE SHAREHOLDERS OF A SERIES NOR FROM ANY TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE SERIES.

      [7]9. Purchase of Securities. The Adviser agrees that neither it nor any of its officers or directors will take a long or short position in the securities issued by the [Fund]SERIES except that it or they may purchase from the [Fund]SERIES, or from a principal underwriter of the [Fund]SERIES, shares issued by the [Fund]SERIES at the offering price in effect at the moment of such purchase.

      [8.   Modification; Termination.  This Agreement may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Fund].

      [Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement, without the payment of any penalty, by action of its Board of Directors or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.]

      [9.   Use of Name.  The Fund acknowledges that the Adviser is the successor to Lindner Management Corporation ("Lmc"), and, as such, owns all rights to the use of the name Lindner. Lmc granted the use of the name Lindner to the Fund for use as part of its corporate name and the Fund adopted the name Lindner Fund, Inc.; the Adviser reserves the right, without compensation to the Fund, to:

            a. require the Fund to change its corporate name within one hundred twenty (120) days following termination of this contract, or

            b. grant the use of the name Lindner as part of the corporation name to any other investment company.]

      [10. Term of Agreement. Subject to prior termination as set forth in paragraph 8 herein, this Contract shall continue in force for two (2) years from the date hereof and indefinitely thereafter but only so long as the continuance after such two (2) year period shall be specifically approved at least annually by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. In addition, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.]

      10. FORCE MAJEURE. THE ADVISER SHALL NOT BE LIABLE FOR DELAYS OR ERRORS OCCURRING BY REASON OF CIRCUMSTANCES BEYOND ITS CONTROL INCLUDING, BUT NOT LIMITED TO, ACTS OF CIVIL OR MILITARY AUTHORITY, NATIONAL EMERGENCIES, WORK STOPPAGES, FIRE, FLOOD, CATASTROPHE, ACTS OF GOD, INSURRECTION, WAR, RIOT OR FAILURE OF COMMUNICATION OR POWER SUPPLY. IN THE EVENT OF EQUIPMENT BREAKDOWNS BEYOND ITS CONTROL, THE ADVISER SHALL TAKE REASONABLE STEPS TO MINIMIZE SERVICE INTERRUPTIONS BUT SHALL HAVE NO LIABILITY WITH RESPECT THERETO.

      11. RENEWAL, TERMINATION AND AMENDMENT. THIS AGREEMENT SHALL CONTINUE IN EFFECT, UNLESS SOONER TERMINATED AS HEREINAFTER PROVIDED, FOR A PERIOD OF TWO YEARS FROM THE DATE HEREOF, AND INDEFINITELY THEREAFTER, WITH RESPECT TO THE SERIES, IF ITS CONTINUANCE AFTER SUCH TWO-YEAR PERIOD SHALL BE SPECIFICALLY APPROVED AT LEAST ANNUALLY BY VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE SERIES OR BY THE VOTE OF A MAJORITY OF THE TRUST'S TRUSTEES; AND FURTHER PROVIDED THAT SUCH CONTINUANCE IS ALSO APPROVED ANNUALLY BY THE VOTE OF A MAJORITY OF THE TRUSTEES WHO ARE NOT PARTIES TO THIS AGREEMENT OR INTERESTED PERSONS OF THE ADVISER, CAST IN PERSON AT A MEETING CALLED FOR THE PURPOSE OF VOTING ON SUCH APPROVAL. EXCEPT FOR THE FIRST TWO-YEAR PERIOD, IF SUCH APPROVAL IS NOT OBTAINED, THIS AGREEMENT SHALL TERMINATE ON THE DATE WHICH IS 15 MONTHS FROM THE DATE OF THE LAST SUCH APPROVAL. EITHER PARTY HERETO MAY, AT ANY TIME ON 60 DAYS' PRIOR WRITTEN NOTICE TO THE OTHER, TERMINATE THIS AGREEMENT, WITHOUT THE PAYMENT OF ANY PENALTY, BY ACTION BY ITS BOARD OF TRUSTEES OR BOARD OF DIRECTORS, AS THE CASE MAY BE, OR BY THE VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES. THIS AGREEMENT SHALL TERMINATE AUTOMATICALLY IN THE EVENT OF ITS ASSIGNMENT. THIS AGREEMENT MAY BE AMENDED AT ANY TIME BY THE PARTIES HERETO, SUBJECT TO APPROVAL BY THE TRUST'S BOARD OF TRUSTEES AND, IF REQUIRED BY APPLICABLE SEC RULES AND REGULATIONS, A VOTE OF THE MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF ANY SERIES AFFECTED BY SUCH CHANGE.

      12[1].      Severability.  If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      13[2].      Applicable Law.  This Agreement shall be construed in
accordance with the laws of the State of Missouri, provided however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

      14[3].      Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

      15[4].      Definitions.  The terms "vote of a majority of the
outstanding voting securities", "assigned" and "interested persons", when used herein, shall have the respective meanings specified in the 1940 Act as now in effect.

      In Witness Whereof, the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first above written.

                                    Lindner [Dividend Fund, Inc.]
                                    INVESTMENTS, A MASSACHUSETTS
                                    BUSINESS TRUST, ON BEHALF OF LINDNER
                                    DIVIDEND FUND, A SERIES OF SUCH TRUST

                                    By: /s/ DOUG T. VALASSIS


                                    Ryback Management Corporation, a
                                    Michigan corporation

                                    By: /s/ ERIC E. RYBACK

EXHIBIT 2B Changes from the current Advisory Agreement between Lindner Fund, Inc., and Ryback Management Corporation are marked as follows:
                                  Additions are IN ALL CAPITALS
                                  Deletions are [Bracketed]


                         Advisory and Service Contract
            (LINDNER GROWTH FUND, A SERIES OF LINDNER INVESTMENTS)


      This ADVISORY AND SERVICE CONTRACT [Agreement] is entered into [the 29th day of January 1993] EFFECTIVE AS OF JUNE 28, 1995, by and between Lindner [Fund, Inc. (hereinafter refered to as "The Fund")] INVESTMENTS, A MASSACHUSETTS BUSINESS TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES DESIGNATED AS "LINDNER GROWTH FUND" (THE "SERIES"), and Ryback Management Corporation, a Michigan corporation ([hereinafter referred to as]the "Adviser").

      WHEREAS, THE TRUST IS REGISTERED AND OPERATES AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"); AND

      WHEREAS, THE TRUST AND THE ADVISER HAVE PREVIOUSLY ENTERED INTO AN ADVISORY AND SERVICE CONTRACT WHICH RESERVES TO THEM THE RIGHT TO NEGOTIATE AND EXECUTE A SEPARATE ADVISORY AND SERVICE CONTRACT WITH RESPECT TO A PARTICULAR SERIES OF SHARES OF THE TRUST; AND

      WHEREAS, THE TRUST AND THE ADVISER DESIRE TO ENTER INTO SUCH A SEPARATE AGREEMENT WITH RESPECT TO THE SERIES; AND

      WHEREAS, THE TRUST DESIRES TO AVAIL ITSELF OF THE SERVICES, INFORMATION, ADVICE, ASSISTANCE AND FACILITIES OF THE ADVISER AND TO HAVE THE ADVISER PERFORM FOR IT VARIOUS INVESTMENT ADVISORY AND RESEARCH SERVICES AND OTHER MANAGEMENT SERVICES IN CONNECTION WITH THE SERIES; AND

      WHEREAS, THE ADVISER HAS BEEN ORGANIZED TO OPERATE AS AN INVESTMENT ADVISER AND IS REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED, AND DESIRES TO PROVIDE SUCH INVESTMENT ADVISORY SERVICES TO THE TRUST;

      NOW, THEREFORE, IN CONSIDERATION OF THE TERMS AND CONDITIONS HEREINAFTER SET FORTH, IT IS AGREED AS FOLLOWS:

      1. EMPLOYMENT OF THE ADVISER. THE TRUST HEREBY ENGAGES THE ADVISER TO MANAGE THE INVESTMENT AND REINVESTMENT OF THE ASSETS OF LINDNER GROWTH FUND FOR THE PERIOD AND ON THE TERMS HEREINAFTER SET FORTH. THE ADVISER HEREBY ACCEPTS SUCH ENGAGEMENT AND AGREES DURING SUCH PERIOD TO RENDER SERVICES AND TO ASSUME OBLIGATIONS HEREIN SET FORTH FOR THE COMPENSATION HEREIN PROVIDED. THE ADVISER SHALL, FOR ALL PURPOSES HEREIN, BE DEEMED TO BE AN INDEPENDENT CONTRACTOR AND SHALL, EXCEPT AS EXPRESSLY PROVIDED OR

AUTHORIZED (WHETHER HEREIN OR OTHERWISE), HAVE NO AUTHORITY TO ACT FOR OR REPRESENT THE TRUST IN ANY WAY OR OTHERWISE BE DEEMED AN AGENT OF THE TRUST.

      12. Duties of Adviser. IN PROVIDING THE SERVICES SET FORTH HEREIN, the Adviser undertakes to afford to the [Fund]SERIES the advice and assistance of the Adviser's organization in the choice of investments and to furnish for the use of the [Fund]SERIES office space and all necessary office facilities, equipment and personnel for servicing the investments of the [Fund]SERIES and maintaining its organization, and to pay all promotional expenses, salaries and fees of all officers and directors who are interested persons of the [Fund]SERIES and for all clerical services relating to research, statistical and investment work. The investment policies and all other actions of the [Fund]SERIES are and shall at all times be subject to the control and direction of its Board of TRUSTEES[Directors]. THE ADVISER MAY, AT ITS EXPENSE, EMPLOY ONE OR MORE SUB-ADVISERS. REFERENCES HEREIN TO THE ADVISER SHALL INCLUDE ANY SUB-ADVISER EMPLOYED BY THE ADVISER. THE ADVISER IS AUTHORIZED TO SELECT THE BROKERS OR DEALERS THAT WILL EXECUTE THE PURCHASES AND SALES OF SECURITIES OF THE SERIES. IN MAKING SUCH SELECTIONS, THE ADVISER IS AUTHORIZED TO CONSIDER SUCH FACTORS AS IT DEEMS RELEVANT, INCLUDING THE BREADTH OF THE MARKET IN THE SECURITY, THE PRICE OF THE SECURITY, THE FINANCIAL CONDITION AND EXECUTION ABILITY OF THE BROKER OR DEALER, AND THE REASONABLENESS OF THE COMMISSIONS BOTH FOR THE SPECIFIC TRANSACTION AND ON A CONTINUING BASIS. THE COMMISSION PAID TO SUCH BROKER OR DEALER MAY BE HIGHER THAN THAT WHICH MIGHT BE CHARGED BY ANOTHER BROKER OR DEALER FOR EFFECTING THE SAME TRANSACTION IF A GOOD FAITH DETERMINATION IS MADE BY THE ADVISER THAT SUCH COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED, VIEWED IN TERMS OF EITHER THAT PARTICULAR TRANSACTION OR THE OVERALL RESPONSIBILITIES OF THE ADVISER AS TO THE ACCOUNTS AS TO WHICH IT EXERCISES INVESTMENT DISCRETION. IN MAKING SUCH DETERMINATION, THE ADVISER NEED NOT PLACE OR ATTEMPT TO PLACE A SPECIFIC DOLLAR VALUE ON SUCH SERVICES OR ON THE PORTION OF THE COMMISSION REFLECTING SUCH SERVICES.

      23. Permissible Interests. Subject to and in accordance with the DECLARATION OF TRUST OF THE TRUST [Articles of Incorporation of the Fund] and the Articles of Incorporation of the Adviser, trustees, officers, and shareholders of the [Fund]SERIES are, or may be or become interested in the Adviser as directors, officers or otherwise and directors, officers and shareholders or otherwise of the Adviser are or may be or become interested in the [Fund]SERIES as trustees, officers, shareholders or otherwise, and the Adviser may be or become interested in the [Fund]SERIES as shareholder or otherwise; and the effect of any such interrelationships shall be governed by said DECLARATION OF TRUST OR Articles of Incorporation, AS THE CASE MAY BE, and the 1940 Act.

      34. Compensation of the Adviser. For the services and facilities to be furnished by the Adviser hereunder, the [Fund]SERIES shall pay the Adviser an annual fee computed on the basis of the [Fund's]SERIES' average net assets and the [Fund's]SERIES' investment performance compared to the investment record of Standard & Poor's 500 Stock Composite Index.

      (a) The [Fund's]SERIES' investment performance for any fiscal year shall mean the sum of:

            (1) The change in its net asset value per share during such fiscal year; and

            (2) The value of its cash and optional distributions per share accumulated to the end of such fiscal year, expressed as a percentage of its net assets value per share at the beginning of such fiscal year.
      For this purpose, distributions by the [Fund]SERIES of realized capital gains and of dividends paid from investment income shall be treated as reinvested at the net asset value per share in effect at the close of business on the ex-date for the payment of such distributions or dividends.

      (b) The investment record of the Standard & Poor's 500 Stock Composite Index for any fiscal year shall mean the sum of:

            (1) The change in the level of the index during such fiscal year; and

            (2) The value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated at the end of such fiscal year, expressed as a percentage of the index level at the beginning of such fiscal year. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at the end of each calendar quarter following the payment of the dividend.

      (c) The [Fund's]SERIES' average net assets shall be the sum of the net assets, exclusive of any accrued performance bonus or penalty, at the beginning and end of each month of the fiscal year, divided by twenty-four.

      Compensation for each fiscal year shall be the following percentage of average net assets:

Basic Fee:

      On the first $50 million of average net assets ... 0.7%
      On the excess over $50 million to $400 million
       average net assets .............................. 0.6%
      On the excess over $400 million average net
       assets .......................................... 0.5%

Plus or minus the following percentages of average net assets:

      If the [Fund's]SERIES' investment performance for any fiscal year exceeds the investment record of the Standard & Poor's 500 Stock Composite Index by:

            6 to 12 percentage points .............. plus 0.1%
            more than 12 percentage points ......... plus 0.2%

      If the [Fund's]SERIES' investment performance for any fiscal year falls below the investment record of the Standard & Poor's 500 Stock Composite Index by:

            6 to 12 percentage points ............. minus 0.1%
            more than 12 percentage points ........ minus 0.2%

      As soon as practicable after the last day of each fiscal quarter, the [Fund]SERIES shall pay as an installment toward the annual fee, the lesser of:

            0.1% of average net assets for the quarter, or the amount by which 0.375% of the first $30 million of average net assets for the quarter plus 0.25% of average net assets for the quarter in excess of $30 million exceed the [Fund's]SERIES' operating and management expenses, exclusive of taxes, interest and the adviser's compensation.

      The excess of the annual fee over the quarterly installments or over any payments of the advisory fee for any quarter of the current fiscal year made heretofore shall be paid within 30 days after receipt of the accountant's report covering the [Fund's]SERIES' operations for the fiscal year.

      The Adviser shall reimburse the [Fund]SERIES for any excess of annual operating and management expenses, exclusive of taxes and interest but including the Adviser's compensation, over 1-1/2% of the first $30,000,000 of the [Fund's]SERIES' average net assets plus 1% of average net assets in excess of $30,000,000 for any fiscal year.

      [4]5. Compensation Upon Termination. In case of termination of this Agreement during any quarter, the fee for the quarter shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average asset value for the business days during which it is so in effect.

      It is understood that the [Fund]SERIES will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the [Fund]SERIES shall include, without limitation, interest charges, taxes, fees of trustees who are not interested persons of the [Fund]SERIES, other fees and commission of every kind, expenses of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, charges of custodians (including sums as custodian and for keeping books and similar services to the [Fund]SERIES), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and other expenses not expressly assumed by the Adviser under paragraph 2 hereof.

      [5]6. Status of Adviser. The services of the Adviser to the [Fund]SERIES are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other activities.

      [6]7. Limitation of Liability of Adviser. In the absence of (i) willful misfeasance, bad faith, gross negligence, (ii) reckless disregard of obligations and duties hereunder on the part of the Adviser, or (iii) a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services (in which case any award for damages shall be limited to period and amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to liability whatsoever to the [Fund]SERIES or to any shareholder of the [Fund]SERIES for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the [Fund]SERIES. IT IS AGREED THAT THE ADVISER SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR THE ACCURACY OR COMPLETENESS OF THE TRUST'S REGISTRATION STATEMENTS UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933, EXCEPT FOR INFORMATION SUPPLIED BY THE ADVISER FOR INCLUSION THEREIN.

      8. LIMITATION OF SERIES'S LIABILITY. THE ADVISER ACKNOWLEDGES THAT IT HAS RECEIVED NOTICE OF AND ACCEPTS THE LIMITATIONS UPON THE SERIES'S LIABILITY SET FORTH IN ITS DECLARATION OF TRUST. THE ADVISER AGREES THAT THE SERIES'S OBLIGATIONS HEREUNDER IN ANY CASE SHALL BE LIMITED TO THE SERIES AND ITS ASSETS AND THAT THE ADVISER SHALL NOT SEEK SATISFACTION OF ANY OBLIGATION FROM THE SHAREHOLDERS OF A SERIES NOR FROM ANY TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE SERIES.

      [7]9. Purchase of Securities. The Adviser agrees that neither it nor any of its officers or directors will take a long or short position in the securities issued by the [Fund]SERIES except that it or they may purchase from the [Fund]SERIES, or from a principal underwriter of the [Fund]SERIES, shares issued by the [Fund]SERIES at the offering price in effect at the moment of such purchase.

      [8.   Modification; Termination.  This Agreement may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Fund.

      Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement, without the payment of any penalty, by action of its Board of Directors or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment].

      [9.   Use of Name.  The Fund acknowledges that the Adviser is the successor to Lindner Management Corporation ("Lmc"), and, as such, owns all rights to the use of the name Lindner. Lmc granted the use of the name Lindner to the Fund for use as part of its corporate name and the Fund adopted the name Lindner Fund, Inc.; the Adviser reserves the right, without compensation to the Fund, to:

            a. require the Fund to change its corporate name within one hundred twenty (120) days following termination of this contract, or

            b. grant the use of the name Lindner as part of the corporation name to any other investment company.]

      [10. Term of Agreement. Subject to prior termination as set forth in paragraph 8 herein, this Contract shall continue in force for two (2) years from the date hereof and indefinitely thereafter but only so long as the continuance after such two (2) year period shall be specifically approved at least annually by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. In addition, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval].

      10. FORCE MAJEURE. THE ADVISER SHALL NOT BE LIABLE FOR DELAYS OR ERRORS OCCURRING BY REASON OF CIRCUMSTANCES BEYOND ITS CONTROL INCLUDING, BUT NOT LIMITED TO, ACTS OF CIVIL OR MILITARY AUTHORITY, NATIONAL EMERGENCIES, WORK STOPPAGES, FIRE, FLOOD, CATASTROPHE, ACTS OF GOD, INSURRECTION, WAR, RIOT OR FAILURE OF COMMUNICATION OR POWER SUPPLY. IN THE EVENT OF EQUIPMENT BREAKDOWNS BEYOND ITS CONTROL, THE ADVISER SHALL TAKE REASONABLE STEPS TO MINIMIZE SERVICE INTERRUPTIONS BUT SHALL HAVE NO LIABILITY WITH RESPECT THERETO.

      11. RENEWAL, TERMINATION AND AMENDMENT. THIS AGREEMENT SHALL CONTINUE IN EFFECT, UNLESS SOONER TERMINATED AS HEREINAFTER PROVIDED, FOR A PERIOD OF TWO YEARS FROM THE DATE HEREOF, AND INDEFINITELY THEREAFTER, WITH RESPECT TO THE SERIES, IF ITS CONTINUANCE AFTER SUCH TWO-YEAR PERIOD SHALL BE SPECIFICALLY APPROVED AT LEAST ANNUALLY BY VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE SERIES OR BY THE VOTE OF A MAJORITY OF THE TRUST'S TRUSTEES; AND FURTHER PROVIDED THAT SUCH CONTINUANCE IS ALSO APPROVED ANNUALLY BY THE VOTE OF A MAJORITY OF THE TRUSTEES WHO ARE NOT PARTIES TO THIS AGREEMENT OR INTERESTED PERSONS OF THE ADVISER, CAST IN PERSON AT A MEETING CALLED FOR THE PURPOSE OF VOTING ON SUCH APPROVAL. EXCEPT FOR THE FIRST TWO-YEAR PERIOD, IF SUCH APPROVAL IS NOT OBTAINED, THIS AGREEMENT SHALL TERMINATE ON THE DATE WHICH IS 15 MONTHS FROM THE DATE OF THE LAST SUCH APPROVAL. EITHER PARTY HERETO MAY, AT ANY TIME ON 60 DAYS' PRIOR WRITTEN NOTICE TO THE OTHER, TERMINATE THIS AGREEMENT, WITHOUT THE PAYMENT OF ANY PENALTY, BY ACTION OF ITS BOARD OF TRUSTEES OR BOARD OF DIRECTORS, AS THE CASE MAY BE, OR BY THE VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES. THIS AGREEMENT SHALL TERMINATE AUTOMATICALLY IN THE EVENT OF ITS ASSIGNMENT. THIS AGREEMENT MAY BE AMENDED AT ANY TIME BY THE PARTIES HERETO, SUBJECT TO APPROVAL BY THE TRUST'S BOARD OF TRUSTEES AND, IF REQUIRED BY APPLICABLE SEC RULES AND REGULATIONS, A VOTE OF THE MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF ANY SERIES AFFECTED BY SUCH CHANGE.

      12[1].      Severability.  If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      13[2].      Applicable Law.  This Agreement shall be construed in
accordance with the laws of the State of Missouri, provided however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

      14[3].      Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

      15[4].      Definitions.  The terms "vote of a majority of the
outstanding voting securities", "assigned" and "interested persons", when used herein, shall have the respective meanings specified in the 1940 Act as now in effect.

      In witness whereof, the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first above written.

                                    Lindner [Fund, Inc.]INVESTMENTS, A
                                    MASSACHUSETTS BUSINESS TRUST, ON
                                    BEHALF OF LINDNER GROWTH FUND, A
                                    SERIES OF SUCH TRUST


                                    By: /S/ Doug T. Valassis
                                        Doug T. Valassis, Chairman



                                    Ryback Management Corporation, a
                                    Michigan corporation


                                    By: /S/ Eric E. Ryback
                                        Eric E. Ryback, President